                                                                   EXHIBIT 10.32

                            STOCKHOLDERS' AGREEMENT



                                 by and among



                            AT&T WIRELESS PCS, LLC,



                            CASH EQUITY INVESTORS,



                           MANAGEMENT STOCKHOLDERS,



                              OTHER STOCKHOLDERS,


                                      and


                             HOLDING COMPANY, INC.



                        dated as of ____________, 2000

                               TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----
1.   Certain Definitions........................................................    2

2.   CERTIFICATE AND BY-LAWS....................................................   15

3.   MANAGEMENT OF COMPANY......................................................   16

3.1  Board of Directors.........................................................   16
3.2  Removal; Filling of Vacancies..............................................   17
3.3  Initial Directors..........................................................   18
3.6  Required Votes.............................................................   18
3.7  Transactions between the Company and the Stockholders or their Affiliates..   19
3.8  [RESERVED].................................................................   20
3.9  Voting Agreements and Voting Trusts........................................   20
3.10 Additional Capital Contributions...........................................   20

4.   TRANSFERS OF SHARES........................................................   20

4.1  General....................................................................   20
4.2  Right of First Offer.......................................................   22
4.3  Rights of Inclusion........................................................   23
4.4  Right of First Negotiation.................................................   26
4.5  Additional Conditions to Permitted Transfers...............................   26
4.6  Representations and Warranties.............................................   27
4.7  Stop-Transfer..............................................................   27
4.8  Regulatory Compliance Cooperation..........................................   28

5.   REGISTRATION RIGHTS........................................................   28

6.   DISQUALIFYING TRANSACTIONS.................................................   40

6.1  Company Conversion Rights..................................................   40
6.2  Joint Marketing Right......................................................   41

7.   ADDITIONAL RIGHTS AND COVENANTS............................................   42

7.1  Access.....................................................................   42
7.2  Merger, Sale or Liquidation of the Company.................................   43
7.3  Wholly-Owned Subsidiaries..................................................   44
7.4  Confidentiality............................................................   44
7.5  AT&T PCS Retained Licenses.................................................   45

7.6   Permitted Transactions..................................................... 45
7.7   Springfield/Joplin......................................................... 46
7.8   Covenant of Holders of Class C and Class F Common Stock.................... 46
7.9   Option Licenses............................................................ 47
7.10  New Areas Minimum Buildout Plan............................................ 47

8.    OPERATING ARRANGEMENTS..................................................... 48

8.1   Construction of Company Systems............................................ 48
8.2   Service Features........................................................... 48
8.3   Quality Standards.......................................................... 48
8.4   No Change of Business...................................................... 49
8.5   Preferred Provider......................................................... 50
8.6   Exclusivity................................................................ 50
8.7   Other Business; Duties; Etc................................................ 52
8.8   Acknowledgments and Termination of Exclusivity............................. 52
8.9   Equipment, Discounts and Roaming........................................... 53
8.10  ANS Agreement.............................................................. 53
8.11  Resale Agreements.......................................................... 53
8.12  Non-Solicitation........................................................... 54
8.13  Co-Location................................................................ 54
8.14  Billing.................................................................... 55

9.    AFTER-ACQUIRED SHARES; RECAPITALIZATION.................................... 55

9.1   After Acquired Shares; Recapitalization.................................... 55
9.2   Amendment of Certificate................................................... 55

10.   SHARE CERTIFICATES......................................................... 55

10.1  Restrictive Endorsements; Replacement Certificates......................... 55
10.2  Equitable Relief........................................................... 56

11.   MISCELLANEOUS.............................................................. 56

11.1  Notices.................................................................... 56
11.2  Entire Agreement; Amendment; Consents...................................... 57
11.3  Term....................................................................... 58
11.4  Survival................................................................... 59
11.5  Waiver..................................................................... 60
11.6  Obligations Several........................................................ 60
11.7  Governing Law.............................................................. 60
11.8  Dispute Resolution......................................................... 60
11.9  Benefit and Binding Effect; Severability................................... 62
11.10 Amendment of By-Laws....................................................... 63
11.11 Authorized Agent of AT&T PCS............................................... 63
11.12 FCC Approval............................................................... 63
11.13 Expenses................................................................... 63

11.14 Attorneys' Fees............................................................ 63
11.15 Headings................................................................... 63
11.16 Counterparts............................................................... 64
11.17 Escrowed Shares............................................................ 64

Schedules

Schedule I    Cash Equity Investors
Schedule II   Management Stockholders
Schedule III  Equity Capitalization
Schedule IV   Core Features
Schedule V    Minimum Build-Out Plan
Schedule VI   PCS Territory
Schedule VII  Quality and Reporting Standards
Schedule VIII Initial Directors
Schedule IX   [Reserved]
Schedule X    INTENTIONALLY OMITTED
Schedule XI   Critical Network Elements
Schedule XII  Licenses

Exhibits

Exhibit A     By-Laws
Exhibit B     Certificate
Exhibit C     Form of Advanced Network Services Agreement
Exhibit D     Form of Resale Agreement

                            STOCKHOLDERS' AGREEMENT

     STOCKHOLDERS' AGREEMENT, dated as of _________________, 2000 (this "Agreement"), by and among AT&T WIRELESS PCS, LLC, a Delaware limited liability company (together with its Affiliated Successors, "AT&T PCS"), the investors listed on Schedule I (individually, each a "Cash Equity Investor" and, collectively, with any of its Affiliated Successors, the "Cash Equity Investors"), the individuals listed on Schedule II (individually, each a "Management Stockholder" and, collectively, the "Management Stockholders"), William M. Mounger II and E.B. Martin (individually, an "Other Stockholder" and collectively, the "Other Stockholders") and HOLDING COMPANY, INC., a Delaware corporation (the "Company"). Each of the foregoing Persons, together with all other Persons who, in connection with a Transfer (as hereinafter defined) are required to become a party to this Agreement (other than the Company), or with the consent of the Board of Directors (as hereinafter defined) are issued shares of Company Stock and are required as a condition of such issuance to become a party to this Agreement, are sometimes referred to herein, individually, as a "Stockholder" and, collectively, as the "Stockholders."

                                   RECITALS

     WHEREAS, the authorized capital stock of the Company consists of: (a) __________ shares of common stock, par value $0.01 per share ("Common Stock"), including (i) __________ shares of Class A Voting Common Stock, par value $0.01 per share ("Class A Voting Common Stock"), of which __________ shares are issued and outstanding, (ii) __________ shares of Class B Non-Voting Common Stock, par value $0.01 per share ("Class B Non-Voting Common Stock") of which no shares are issued and outstanding, (iii) __________ shares of Class C Common Stock, par value $.01 per share ("Class C Common Stock"), of which __________ shares are issued and outstanding, (iv) __________ shares of Class D Common Stock, par value $.01 per share ("Class D Common Stock"), of which __________ shares are issued and outstanding, (v) __________ shares of Class E Common Stock, par value $.01 per share ("Class E Common Stock"), of which __________ shares are issued and outstanding, (vi) __________ shares of Class F Common Stock, par value $.01 per share ("Class F Common Stock"), of which __________ shares are issued and outstanding, and (vii) ______ shares designated as Voting Preference Stock, par value $0.01 per share ("Voting Preference Stock"), of which ______ shares are issued and outstanding; and (b) __________ shares of Preferred Stock, par value $0.01 per share, including (i) __________ shares designated Series A Convertible Preferred Stock, par value $0.01 per share ("Series A Preferred Stock"), of which __________ shares are issued and outstanding, (ii) __________ shares designated Series B Preferred Stock, par value $0.01 per share ("Series B Preferred Stock"), of which no shares are issued and outstanding, (iii) __________ shares designated Series C Preferred Stock, par value $0.01 per share ("Series C Preferred Stock"), of which __________ shares are issued and outstanding, (iv) __________ shares designated Series D Preferred Stock, par value $0.01 per share ("Series D Preferred Stock"), of which __________ shares are issued and outstanding, (v) __________ shares designated Series E Preferred Stock, par value $0.01 per share ("Series E Preferred Stock"), of which __________ shares are issued and outstanding, (vi) __________ shares designated Series F Preferred Stock, par value $0.01 per share ("Series F Preferred Stock"), of which no shares are issued and outstanding, (vii) __________ shares designated

Series G Preferred Stock, par value $0.01 per share ("Series G Preferred Stock"), of which __________ shares are issued and outstanding, (viii) __________ shares designated Series H Preferred Stock, par value $0.01 per share ("Series H Preferred Stock"), of which __________ shares are issued and outstanding and Series I Preferred Stock of which ______ shares are issued and outstanding (the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock, the Series H Preferred Stock and Series I Preferred Stock are collectively referred to as the "Preferred Stock"); and

     WHEREAS, the Common Stock represents 49.9% of the voting power of the Company and the shares Voting Preference Stock as a class represent 50.1% of the voting power of the Company; and

     WHEREAS, each Stockholder is the registered owner of the respective shares of Class A Voting Common Stock, Class C Common Stock, Class D Common Stock, Class E Common Stock, Class F Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, and Voting Preference Stock set forth opposite its name on Schedule III; and

     WHEREAS, the parties desire to enter into this Agreement in order to provide for the management of the Company and to impose certain restrictions with respect to the sale, transfer or other disposition of Common Stock on the terms and conditions hereinafter set forth; and

     NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, conditions and agreements hereinafter set forth, the parties agree as follows:

1.   Certain Definitions.
     -------------------

     "Adopted Service Features" shall mean the Core Service Features and
      ------------------------
additional service features that are adopted by the Company's PCS Systems in accordance with the terms of Section 8.2.

     "Advice" shall have the meaning set forth in Section 5(d)(xvii).
      ------

     "Affiliate" shall mean, with respect to any Person other than a natural
      ---------
person, any other Person that, either directly or indirectly through one or more intermediaries, controls, or is controlled by or is under common control with such Person and, with respect to any natural Person, any trust for the exclusive benefit of such natural Person and/or any member of such natural Person's Immediate Family in which such Person is the sole trustee thereof; provided, however, for purposes of Section 8.6, "Affiliate" shall not include (x) Persons who conduct business in the Territory in whom a Cash Equity Investor or any of their respective Affiliates has made an investment or holds securities on the Applicable Date in the ordinary course of their business, or any such Person who conducts business in the Territory in whom a Cash Equity Investor or any of their respective Affiliates makes an investment after the Applicable Date if such Cash Equity Investor or Affiliate thereof controls such Person on a temporary basis where reasonably necessary to protect its investment, or any person who serves as an officer, director or is a partner of any such Person who is affiliated with a Cash Equity Investor, or (y) The Chase Manhattan Bank and The Toronto Dominion Bank. For purposes of this Agreement and the Related Agreements, Authorized Fund Management, Inc., a Texas corporation, and any entity in which it is the sole general partner shall be deemed an "Affiliate" of Hoak. As used in this Agreement, "control", "controlled" or "controlling" shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Affiliated Successor" shall mean, with respect to any Person, an Affiliate
      --------------------
thereof that is a transferee or a successor in interest to any or all of such Person's Company Stock and that is required to become a party to this Agreement in accordance with the terms hereof; provided, however, that, for purposes of
Section 4, with respect to any Cash Equity Investor, "Affiliated Successor" shall also include partners, limited partners or members of a Cash Equity Investor that are transferees of Series C Preferred Stock or Common Stock pursuant to distributions in accordance with the partnership agreement or operating agreement of such Cash Equity Investor.

     "Applicable Date" shall have the following meaning:  with respect to the
      ---------------
parties to the TeleCorp Stockholders' Agreement (in respect of their holdings in TeleCorp) such date shall be July 17, 1998; and with respect to the parties of the Tritel Stockholders' Agreement (in respect of their holdings in Tritel) such date shall be January 7, 1999.

     "Arbitration Rules" shall have the meaning set forth in Section 12.8(d).
      -----------------

     "AT&T Corp." shall mean AT&T Corp., a New York corporation.
      ----------

     "AT&T Licensee" shall mean any Person that owns FCC licenses to provide
      -------------
Commercial Mobile Radio Service, which Person is authorized to provide any such services using the phrase "Member, AT&T Wireless Services Network" or other service marks of AT&T Corp.

     "AT&T PCS" shall have the meaning set forth in the preamble.
      --------

     "AT&T PCS Licenses" shall mean the Licenses referred to as such in Schedule
      -----------------
XII.

     "AT&T PCS Retained Licenses" shall consist of the Licenses referred to as
      --------------------------
such in the TeleCorp Securities Purchase Agreement and the Tritel Securities Purchase Agreement.

     "AWS" shall mean AT&T Wireless Services, Inc., a Delaware corporation.
      ---

     "Beneficially Own" shall have the meaning set forth in Rule 13d-3 of the
      ----------------
Exchange Act.

     "Board of Directors" shall mean the Board of Directors of the Company.
      ------------------

     "BTA" shall mean a geographic area established by the Rand McNally 1992
      ---
Commercial Atlas & Marketing Guide, 123rd Edition, pp. 38-39, as modified by the FCC to form the initial geographic area of license for the C, D, E and F blocks of broadband PCS spectrum as defined in Section 24.202 of the FCC's rules.

     "Business" shall mean the business of (a) owning, constructing and
      --------
operating systems to provide Company Communications Services on frequencies licensed to the Company for Commercial Mobile Radio Services pursuant to the Licenses described in Schedule XII and Permitted Cellular Licenses (b) providing to end- users and resellers, solely within the Territory, Company Communications Services available on such systems, (c) providing in connection with such Company Communications Services, solely within the Territory, the Adopted Service Features and (subject to the immediately following sentence) telecommunications services incidental or ancillary to such Company Communications Services (including, by way of example, bundling additional telecommunications services with Company Communications Services), and (d) marketing and offering the services and features described in clauses (b) and
(c) within the Territory, including advertising such services and features using broadcast and other media, so long as such advertising extends beyond the Territory only when and to the extent necessary to reach customers and potential customers in the Territory. The activities described in clauses (a) and (b) shall be the indispensable requisite, and primary business, of the Company and, to the extent the Company provides telecommunications services incidental or ancillary thereto, the Company and its Subsidiaries shall be only the agent or reseller for the provider thereof and shall not own or lease the facilities used to provide such services, except that (i) the Company may own or lease facilities that, in the aggregate, do not have a purchase price to the Company and its Subsidiaries in excess of $20 million, and the Company may be a facilities-based provider of services using such facilities, and (ii) after completion of the Minimum Build-Out Plan and certification that Company Systems meet the TDMA Quality Standards, the amount of $20 million set forth in clause
(i) hereof shall be increased to $200 million.

     "By-Laws" shall mean the By-Laws of the Company in the form of Exhibit A,
      -------
as the same may be amended, modified or supplemented in accordance with the terms hereof and thereof.

     "Cash Equity Investors" shall have the meaning set forth in the preamble.
      ---------------------

     "Cash Equity Loan" shall have the meaning assigned to such term in the
      ----------------
Tritel Securities Purchase Agreement.

     "Cash Equity Agreements" shall have the meaning set forth in the Tritel
      ----------------------
Securities Purchase Agreement.

     "Cash Equity Loan Documents" shall have the meaning set forth in the Tritel
      --------------------------
Securities Purchase Agreement.

     "CDMA" shall mean any  wireless air interface based on code division
      ----
multiple access technology.

     "Cellular System" shall mean a cellular mobile radio telephone system
      ---------------
constructed and operated in a "metropolitan statistical area" as defined by the FCC or a "rural service area" as defined by the FCC (or any successor territorial designation or subdivision thereof authorized by the FCC) exclusively using the 824 MHz to 849 MHz and the 869 MHz to 894 MHz frequencies pursuant to a License therefor issued by the FCC.

     "Cellular Territory" shall mean the geographic area in respect of which the
      ------------------
Company acquires Permitted Cellular Licenses.

     "Certificate" shall mean the Certificate of Incorporation of the Company,
      -----------
in the form of Exhibit B, as the same may be amended, modified or supplemented in accordance with the terms hereof and thereof.

     "Class A Voting Common Stock" shall have the meaning set forth in the first
      ---------------------------
recital.

     "Class B Non-Voting Common Stock" shall have the meaning set forth in the
      -------------------------------
first recital.

     "Class C Common Stock" shall have the meaning set forth in the first
      --------------------
recital.

     "Class D Common Stock" shall have the meaning set forth in the first
      --------------------
recital.

     "Class E Common Stock" shall have the meaning set forth in the first
      --------------------
recital.

     "Class F Common Stock" shall have the meaning set forth in the first
      --------------------
recital.

     "Commission" shall mean the Securities and Exchange Commission or any other
      ----------
federal agency at the time administering the Securities Act.

     "Common Stock" shall have the meaning set forth in the first recital.
      ------------

     "Company" shall have the meaning set forth in the preamble.
      -------

     "Company Asset Sale" shall have the meaning set forth in Section 7.2(a).
      ------------------

     "Company Communications Services" shall mean mobile wireless
      -------------------------------
telecommunications services (including the transmission of voice, data, image or other messages or content) provided solely within the Territory, initiated or terminated using TDMA and frequencies licensed by the FCC, to or from subscriber equipment that is capable of usage during routine movement throughout the area covered by a cell site and routine handing-off between cell sites, and is either intended for such usage or is temporarily fixed to a specific location on a short-term basis (e.g., a bank of wireless telephones temporarily installed during a special event of limited duration). Without limiting the foregoing, Company Communications Services shall include wireless office services if such services comply with this definition. Company Communications Services shall also include the transmissions between the Company's cell sites and the Company's switch or switches in the Territory, handing-off transmissions at the Company's switch or switches for termination by other carriers, and receiving transmissions to the Company's customers handed-off at the Company's switch or switches, in each case for the purpose of facilitating Company Communications Services described in the first sentence.

     "Company Merger" shall have the meaning set forth in Section 7.2(a).
      --------------

     "Company Sale Notice" shall have the meaning set forth in Section 6.2(a).
      -------------------

     "Company Stock" shall mean the Series A Preferred Stock, the Series B
      -------------
Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock, the Series H Preferred Stock, Series I Preferred Stock, the Voting Preference Stock, the Class A Voting Common Stock, Class B Non-Voting Common Stock, the Class C Common Stock and the Class D Common Stock, the Class E Common Stock and the Class F Common Stock.

     "Company Systems" shall mean the systems owned and operated by the Company
      ---------------
and its Subsidiaries to provide Company Communications Services in the Territory.

     "Confidential Information" shall have the meaning assigned to such term in
      ------------------------
Section 7.4(a).

     "Core Service Features" shall mean the service features set forth on
      ---------------------
Schedule IV.

     "CPR" shall have the meaning set forth in Section 12.8(c).
      ---

     "Demand Notice" shall have the meaning set forth in Section 5(a)(i).
      -------------

     "Demand Registration" shall have the meaning set forth in Section 5(a)(i).
      -------------------

     "Demanding Stockholder" shall have the meaning set forth in Section
      ---------------------
5(a)(i).

     "Dispute" shall have the meaning set forth in Section 12.8(a).
      -------

     "Disqualifying Transaction" shall mean a merger, consolidation, asset
      -------------------------
acquisition or disposition, or other business combination involving AT&T Corp. (or its Affiliates) and another Person, which other Person (together with its Affiliates but before giving effect to such merger, consolidation, asset acquisition or disposition or other business combination) (a) derives from telecommunications businesses annual revenues in excess of five billion dollars (based on its most recently ended fiscal year), (b) derives less than one-third of its aggregate revenues from the provision of wireless telecommunications (based on its most recently ended fiscal year for which such information is available), (c) owns FCC Licenses to offer (and does offer) mobile wireless telecommunications services (excluding for purposes of this clause (c) FCC Licenses to offer enhanced special mobile radio services) serving more than 25% of the POPs within the Territory, and (d) with respect to which AT&T PCS has given written notice to the Company and the other Stockholders specifying that such merger, consolidation, asset acquisition or disposition or other business combination shall be a Disqualifying Transaction for purposes of this Agreement and the transactions contemplated hereby.

     "Employment Agreements" shall mean the Employment Agreements between the
      ---------------------
Company and Martin and the Company and Mounger.

     "Equity Securities" shall mean any common stock, preferred stock, any
      -----------------
warrants or options exercisable into common stock or preferred stock, and any other security or instrument exchangeable for or convertible into any of the foregoing.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
      ------------

     "FAA" shall have the meaning set forth in Section 12.8(e).
      ---

     "FCC" shall mean the Federal Communications Commission or similar
      ---
regulatory authority established in replacement thereof.

     "FCC Determination Date" shall mean such date, or such reasonable period of
      ----------------------
time as determined by the FCC in any regulation, rule, order or policy, as of or after which the continued ownership of the Class C Common Stock, Class D Common Stock, Class E Common Stock or Class F Common Stock by a Stockholder which has suffered a Transfer Event will cause the Company to compromise or forfeit any Material Benefits.

     "Federal Arbitration Act" shall have the meaning set forth in Section
      -----------------------
12.8(e).

     "Final Order" shall mean an action or decision that has been granted by the
      -----------
FCC as to which (i) no request for a stay or similar request is pending, no stay is in effect, the action or decision has not been vacated, reversed, set aside, annulled or suspended and any deadline for filing such request that may be designated by statute or regulation has passed, (ii) no petition for rehearing or reconsideration or application for review is pending and the time for the filing of any such petition or application has passed, (iii) the FCC does not have the action or decision under reconsideration on its own motion and the time within which it may effect such reconsideration has passed, and (iv) no appeal is pending including other administrative or judicial review, or in effect and any deadline for filing any such appeal that may be designated by statute or rule has passed.

     "First Offer" shall have the meaning set forth in Section 4.2(a).
      -----------

     "First Offer Period" shall have the meaning set forth in Section 4.2(b).
      ------------------

     "First Offeree" shall have the meaning set forth in Section 4.2(a).
      -------------

     "Governmental Authority" means a Federal, state or local court,
      ----------------------
legislature, governmental agency (including, without limitation, the United States Department of Justice), commission or regulatory or administrative authority or instrumentality.

     "GSM" shall mean that technology which meets wireless industry standards
      ---
for global system for mobile communications.

     "Hoak" shall mean, collectively, Hoak Communications Partners, L.P. and HCP
      ----
Capital Fund, L.P. and their respective Affiliates.

     "Included Monroe Counties" shall mean that area within New Orleans MTA
      ------------------------
which includes the Alexandia, LA BTA, the Lake Charles, LA BTA, and Ashley County, LA, Caldwell County, LA and Catahoula County, LA within the Monroe, LA BTA.

     "Inclusion Event" shall have the meaning set forth in Section 4.3(a).
      ---------------

     "Inclusion Event Offeree" shall have the meaning set forth in Section
      -----------------------
4.3(a).

     "Inclusion Event Purchaser" shall have the meaning set forth in Section
      -------------------------
4.3(a).

     "Inclusion Notice" shall have the meaning set forth in Section 4.3(a).
      ----------------

     "Inclusion Stock" shall have the meaning set forth in Section 4.3(a).
      ---------------

     "Indemnified Party" shall have the meaning set forth in Section 5(e)(v).
      -----------------

     "Indemnified Stockholder" shall have the meaning set forth in Section
      -----------------------
5(e)(i).

     "Indemnifying Party" shall have the meaning set forth in Section 5(e)(v).
      ------------------

     "Immediate Family" shall mean an individual's spouse, children (including
      ----------------
adopted children), grandchildren, parents, grandparents, and siblings.

     "Joint Marketing Participant" shall mean an AT&T Licensee that (i) owns one
      ---------------------------
or more FCC Licenses to provide Commercial Mobile Radio Services that were acquired from AT&T PCS or its Affiliates in all or any part of the Knoxville, TN, Memphis, TN, Little Rock, AK, Detroit, MI, St. Louis, MO, Atlanta, GA, Boston, MA, Louisville, KY, Nashville, TN, Charlotte, NC, Baltimore/Washington, Richmond, VA, Houston, TX, El Paso, TX, San Diego, CA and Columbus, OH MTAs and
(ii) on the date of acquisition from AT&T PCS of any such FCC Licenses to provide Commercial Mobile Radio Service referred to in clause (i) hereof, owned FCC Licenses covering at least 8 million POPs (or, in the case of El Paso, TX and San Diego, CA, covering at least 1 million POPs), and in which AT&T PCS or AT&T PCS' Affiliates has not disposed of more than one-half of its original equity interest.

     "Joint Marketing Period" shall have the meaning set forth in Section
      ----------------------
6.2(c).

     "Kentucky RSAs" shall mean the Kentucky-4, Kentucky-5, Kentucky-6 and
      -------------
Kentucky-8 Rural Service Areas.

     "Law" shall mean applicable common law and any statute, ordinance, code or
      ---
other law, rule, permit, permit condition, regulation, order, decree, technical or other standard, requirement or procedure enacted, adopted, promulgated, applied or followed by any Governmental Authority.

     "License" shall mean a license, permit, certificate of authority, waiver,
      -------
approval, certificate of public convenience and necessity, registration or other authorization, consent or clearance to construct or operate a facility, including any emissions, discharges or releases therefrom, or to transact an activity or business, to construct a tower or to use an asset or process, in each case issued or granted by a Governmental Authority.

     "Liens" shall mean, with respect to any asset, any mortgage, lien, pledge,
      -----
charge, security interest, right of first refusal or right of others therein or encumbrance of any nature whatsoever in respect of such asset.

     "Majority in Interest" shall mean, as of any date of determination with
      --------------------
respect to the Cash Equity Investors, Persons that on such date Beneficially Own, in the aggregate more than 50% of the aggregate number of shares of fully diluted Common Stock Beneficially Owned by all such Persons.

     "Majority of the TeleCorp Region" shall mean PCS Systems and Cellular
      -------------------------------
Systems owned by AT&T PCS and its Affiliates covering a majority of the POPs in all such PCS Systems and Cellular Systems in the TeleCorp Region.

     "Majority of the Tritel Region" shall mean PCS Systems and Cellular Systems
      -----------------------------
owned by AT&T PCS and its Affiliates covering a majority of the POPs in all such PCS Systems and Cellular Systems in the Tritel Region.

     "Majority of the United States" shall mean PCS Systems and Cellular Systems
      -----------------------------
owned by AT&T PCS and its Affiliates covering a majority of the POPs in all such PCS Systems and Cellular Systems in the United States.

     "Management Agreement" shall mean the Management Agreement, dated of even
      --------------------
date herewith, between the Company and TeleCorp Management Corp., as the same may be amended, modified or supplemented in accordance with the terms thereof.

     "Management Stockholder" shall have the meaning set forth in the preamble.
      ----------------------

     "Martin" shall mean E.B. Martin.
      ------

     "Material Benefits" shall have the meaning set forth in Section 7.8.
      -----------------

     "Mercury Investor" shall have meaning set forth in the Tritel Securities
      ----------------
Purchase Agreement.

     "Mercury Investor Indemnitors" shall have meaning set forth in the Tritel
      ----------------------------
Securities Purchase Agreement.

     "Mercury I" shall mean Mercury PCS, LLC, a Mississippi limited liability
      ---------
company.

     "Mercury II" shall mean Mercury PCS II, LLC, a Mississippi limited
      ----------
liability company.

     "Merger Agreement" shall mean the Agreement and Plan of Reorganization and
      ----------------
Contribution dated February 28, 2000 by and among TeleCorp PCS, Inc., Tritel, Inc. and AT&T Wireless Services, Inc.

     "Mergers" shall refer to the series of mergers contemplated in the Merger
      -------
Agreement.

     "Minimum Build-out Plan" shall mean the build-out plan for the Company's
      ----------------------                 -----
PCS Systems set forth on Schedule V hereto with respect to which the Company and AT&T PCS shall have the right to amend, accelerate or defer portions of such Minimum Build-Out Plan on terms mutually agreeable to the Company and AT&T PCS.

     "Model Procedures" shall have the meaning set forth in Section 12.8(c).
      ----------------

     "Mounger" shall mean William M. Mounger II.
      -------

     "MTA" shall mean a geographic area established by the Rand McNally 1992
      ---
Commercial Atlas & Marketing Guide, 123rd Edition, pp. 38-39, as modified by the FCC to form the initial geographic area of license for the A and B blocks of broadband PCS spectrum as defined in Section 24.202 of the FCC's rules.

     "NASD" shall mean the National Association of Securities Dealers, Inc.
      ----

     "NASDAQ" shall mean the National Association of Securities Dealers'
      ------
Automated Quotation System.

     "Network Membership License Agreement" shall mean the Network Membership
      ------------------------------------
License Agreement between the Company and AT&T Corp., dated of even date herewith, as the same may be amended, modified or supplemented in accordance with the terms thereof and including the terms and conditions of the letter from Mary Hawkins-Key to Andrew Price of TeleCorp PCS, Inc., dated October 20, 1998.

     "Northwood" shall mean, collectively, Northwood Ventures LLC, Northwood
      ---------
Capital Partners LLC, and their respective Affiliates.

     "Offer Notice" shall have the meaning set forth in Section 4.2(a).
      ------------

     "Offered Shares" shall have the meaning set forth in Section 4.2(a).
      --------------

     "One Liberty" shall mean, collectively, One Liberty Fund III, L.P. and One
      -----------
Liberty Fund IV, L.P. and their respective Affiliates.

     "Option Agreement" has the meaning assigned to such term in the Tritel
      ----------------
Securities Purchase Agreement.

     "Option Licenses" shall have the meaning as set forth in Section 7.9.
      ---------------

     "Option Territory" shall have the meaning as set forth in Section 7.9.
      ----------------

     "Overlap Territory" shall mean that portion of the Territory in which a
      -----------------
Person or its Affiliates (other than AT&T PCS and its Affiliates) that is party to a transaction meeting the description of a transaction set forth in clauses
(a), (b) and (c) of the definition of a Disqualifying Transaction owns an FCC License to offer Commercial Mobile Radio Services.

     "PCS System" shall mean a mobile communication system constructed and
      ----------
operated in a BTA or a MTA (or any successor territorial designations or subdivision thereof authorized by the FCC) exclusively using the 1850 MHz to 1910 MHz and 1930 MHz to 1990 MHz frequencies, or portions thereof pursuant to a License therefor issued by the FCC.

     "PCS Territory" shall mean the territory described on Schedule VI hereto.
      -------------

     "Permitted Cellular License" shall have the meaning assigned to such term
      --------------------------
in Section 7.6(b).

     "Permitted Non-CMRS License" shall have the meaning set forth in Section
      --------------------------
7.6(c).

     "Person" shall mean an individual, corporation, partnership, limited
      ------
liability company, association, joint stock company, Governmental Authority, business trust or other legal entity.

     "Piggyback Notice" shall have the meaning set forth in Section 5(b)(i).
      ----------------

     "Piggyback Registration" shall have the meaning set forth in Section
      ----------------------
5(b)(i).

     "POPs" shall mean, with respect to any licensed area, the residents of such
      ----
area based on the most recent publication by Paul Kagan Associates, Inc.

     "Prohibited Transferee" shall mean any Person that is one of the three
      ---------------------
(excluding any Person excluded from this definition by reason of the proviso hereto) largest carriers (other than AT&T Corp.) of telecommunications services that as of the date hereof constitute interexchange services (based on revenue derived from the provision of such telecommunications services within the entire United States during the most recent fiscal year for which such information is available) or an Affiliate thereof; provided, however, that such Person shall not constitute a Prohibited Transferee if (a) a material portion of such Person's business is also the business of providing wireless communications systems, and (b) TDMA is utilized in a substantial majority of such Person's wireless communications systems.

     "Prospectus" shall have the meaning set forth in Section 5(d)(i).
      ----------

     "Purchase Notice" shall have the meaning set forth in Section 4.2(b).
      ---------------

     "Qualified Holder" shall mean (a) any Stockholder or group of Stockholders
      ----------------
that Beneficially Owns (x) for purposes of Section 7.1, greater than 33 1/3% percent of the outstanding shares of Common Stock on a fully diluted basis (as appropriately adjusted for stock splits, stock dividends and the like), (y) for purposes of Section 5, shares of Class A Voting Common Stock reasonably expected to, upon sale, result in aggregate gross proceeds of at least $25 million, or
(b) AT&T PCS for so long as AT&T PCS Beneficially Owns in the aggregate, greater than 44,481 shares of Series A Preferred Stock and 60,446 shares of Series B Preferred Stock (as appropriately adjusted for stock splits, stock dividends and the like).

     "Registrable Securities" shall mean (a) the Class A Voting Common Stock now
      ----------------------
owned or hereafter acquired by any Stockholder or issuable upon conversion or exchange of any Equity Security, and (b) all Class A Voting Common Stock issued or issuable upon conversion, exchange or exercise of any Equity Security which is issued pursuant to a stock split, stock dividend or other similar distribution or event with respect to Class A Voting Common Stock but with respect to any Class A Voting Common Stock, only until such time as such Class A Voting Common Stock (i) has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) has been sold to the public pursuant to or in compliance with Rule 144 or Rule 145 (or any similar provision then in force), (iii) shall otherwise have been transferred other than to an Affiliate, a new certificate evidencing such Class A Voting Common Stock without a legend restricting further transfer shall have been delivered by the Company, and subsequent public distribution of such Class A Voting Common Stock shall neither require registration under the Securities Act nor qualification (or any similar filing) under any state securities or "blue sky" law then in effect, or (iv) shall have ceased to be issued and outstanding.

     "Registration" shall have the meaning set forth in Section 5(d).
      ------------

     "Registration Expenses" shall have the meaning set forth in Section 5(g).
      ---------------------

     "Registration Statement" shall have the meaning set forth in Section
      ----------------------
5(d)(i).

     "Regulatory Problem" shall mean, with respect to any SBIC Holder, any set
      ------------------
of facts or circumstances wherein it has been asserted by any governmental regulatory agency (or any SBIC Holder reasonably believes in good faith that there is a substantial risk of such assertion) that such SBIC Holder and its Affiliates are not entitled to hold, or exercise any significant right with respect to, the Company Stock.

     "Related Agreements" shall mean each of the Network Membership License
      ------------------
Agreement, the Management Agreement, the Employment Agreements, the License Purchase Agreement, the Resale Agreement, the Option Agreement, the Old Mercury Note as defined in the Tritel Securities Purchase Agreement (and the pledge agreement and the documents referred therein) and the Roaming Agreement.

     "Representative" shall have the meaning set forth in Section 7.4.
      --------------

     "Resale Agreement" shall have the meaning set forth in Section 8.11.
      ----------------

     "Roaming Agreement" shall mean the Intercarrier Roamer Service Agreement
      -----------------
between the Company and AWS, dated of even date herewith, as the same may be amended, modified or supplemented in accordance with the terms thereof.

     "Rule 144" shall mean Rule 144 promulgated under the Securities Act (or any
      --------
similar rule as may be in effect from time to time).

     "Rule 145" shall mean Rule 145 promulgated under the Securities Act (or any
      --------
similar rule as may be in effect from time to time).

     "Sale Notice" shall have the meaning set forth in Section 7.2(d).
      -----------

     "Sale Offer" shall have the meaning set forth in Section 7.2(d).
      ----------

     "Sale Transaction" shall have the meaning set forth in Section 7.2(c).
      ----------------

     "SBIC" shall mean a small business investment company licensed under the
      ----
SBIC Act.

     "SBIC Act" means the Small Business Investment Company Act of 1958, as
      --------
amended.

     "SBIC Holder" shall mean a Stockholder that is an SBIC.
      -----------

     "Section 6.2 Period" shall have the meaning set forth in Section 6.2.
      ------------------

     "Securities Act" shall mean the Securities Act of 1933, as amended.
      --------------

     "Seller" shall have the meaning set forth in Section 4.2(a).
      ------

     "Selling Stockholder" shall have the meaning set forth in Section 4.3(a).
      -------------------

     "Series A and B Preferred Directors" shall have the meaning set forth in
      ----------------------------------
Section 3.1(d).

     "Series A Preferred Stock" shall have the meaning set forth in the first
      ------------------------
recital.

     "Series B Preferred Stock" shall have the meaning set forth in the first
      ------------------------
recital.

     "Series C Preferred Stock" shall have the meaning set forth in the first
      ------------------------
recital.

     "Series D Preferred Stock" shall have the meaning set forth in the first
      ------------------------
recital.

     "Series E Preferred Stock" shall have the meaning set forth in the first
      ------------------------
recital.

     "Series F Preferred Stock" shall have the meaning set forth in the first
      ------------------------
recital.

     "Series G Preferred Stock" shall have the meaning set forth in the first
      ------------------------
recital.

     "Series H Preferred Stock" shall have the meaning set forth in the first
      ------------------------
recital.

     "Series I Preferred Stock" shall have the meaning set forth in the first
      ------------------------
recital.

     "Stockholder" shall have the meaning set forth in the preamble.
      -----------

     "Subject Market" shall mean, with respect to any announcement by AT&T PCS
      --------------
or its Affiliates of a transaction meeting the description of a transaction set forth in clauses (a), (b) and (c) of the definition of a Disqualifying Transaction, the PCS System owned and operated by AT&T PCS and its Affiliates in any of the St. Louis, Missouri, Louisville, Kentucky or Atlanta, Georgia BTAs.

     "Subsidiary" shall mean, with respect to any Person, a corporation or other
      ----------
entity of which 50% or more of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person.

     "Substantial Company Breach" shall mean a material breach by the Company or
      --------------------------
its Subsidiaries of their respective obligations under any of Sections 8.1(a), 8.2, 8.3, or 8.5(a) of this Agreement, if and only if any such material breach is not cured within 30 days of notice thereof from AT&T PCS to the Company or, if such breach is not capable of being cured within such thirty (30) day period, within one-hundred eighty (180) days of such notice, provided the Company is using best efforts to cure such material breach as soon as reasonably practicable.

     "Sullivan" means Thomas Sullivan.
      --------

     "TDMA" shall mean the North American Time Division Multiple Access standard
      ----
set by the Telecommunications Industry Association, IS-54/136, and any standard that is based upon, or is an upgrade from, or is a successor to, such standard, if and only if such new or upgraded standard is (i) adopted by AT&T PCS and its Affiliates in a Majority of the TeleCorp Region and a Majority of the Tritel Region, (ii) technologically compatible in all material respects with the standard then being used in a Majority of the United States (including without limitation for the purpose of facilitating roaming, hand-off and automatic call delivery between systems), and the User Interface in PCS Systems using such new or upgraded standard will not differ from the User Interface in a Majority of the United States in a manner that would be material to customers, or (iii) is approved in writing by AT&T PCS.

     "TDMA Quality Standards" shall mean the quality standards applicable to
      ----------------------
TDMA PCS Systems and Cellular Systems owned and operated by AT&T PCS and its Affiliates in a Majority of the TeleCorp Region and a Majority of the Tritel Region, which, as currently in effect, are set forth on Schedule VII, as the same may be amended from time to time, provided any such amended standards shall become effective one hundred twenty (120) days after notice thereof is given to the Company.

     "TeleCorp Cash Equity Investor" shall mean a Cash Equity Investor
      -----------------------------
identified as such in Schedule I.

     "TeleCorp Licenses" shall mean the licenses denominated as such on Schedule
      -----------------
XII.

     "Telecorp Region" shall mean the geographic area comprising Louisiana,
      ---------------
Oklahoma, Minnesota, Illinois, and Texas (excluding Houston).

     "TeleCorp Securities Purchase Agreement" shall mean the Securities Purchase
      --------------------------------------
Agreement dated as of January 23, 1998 between TeleCorp PCS, Inc. and the Purchasers as such term is defined therein, as amended by the Agreement dated as of July 17, 1998 between TeleCorp PCS, Inc. and the Parties as such term is defined therein.

     "TeleCorp Stockholder's Agreement" shall mean the Stockholders' Agreement
      --------------------------------
dated as of January 7, 1999 between Tritel, Inc., AT&T PCS, TWR Cellular, Cash Equity Investors and Management Stockholders as the same may be amended, modified or supplemented in accordance with the terms thereof.

     "Territory" shall mean the PCS Territory and the Cellular Territory;
      ---------
provided, however, that in the event that, after consummation of a Disqualifying Transaction, AT&T PCS terminates its and its Affiliates' obligations under
Section 8.6 with respect to any Overlap Territory, the "Territory" shall exclude the Overlap Territory solely for the purpose of determining the rights and obligations of AT&T PCS and the Company hereunder.

     "Toronto Dominion" shall mean Toronto Dominion Investments, Inc. and its
      ----------------
Affiliates.

     "Transfer" shall mean any direct or indirect transfer, sale, assignment,
      --------
pledge, encumbrance, tender, or otherwise grant, creation or sufferage of a Lien in or upon, giving, placement in trust or otherwise (including transfers by testamentary or intestate succession) disposing of by operation of Law or any short sale, collar, hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership.

     "Transfer Event" shall have the meaning set forth in Section 7.8.
      --------------

     "Tritel Cash Equity Investor" shall mean a Cash Equity Investor identified
      ---------------------------
as such in Schedule I.

     "Tritel Licenses" shall mean the licenses denominated as such on Schedule
      ---------------
XII.

     "Tritel Region" shall mean the geographic area comprising Washington, DC
      -------------
and the states of Alabama, Florida, Georgia, Kentucky, Maryland, Mississippi, North Carolina, South Carolina, Tennessee, Virginia, and West Virginia.

     "Tritel Securities Purchase Agreement" shall mean the Securities Purchase
      ------------------------------------
Agreement dated May 20, 1998 between Tritel, Inc. and the Purchasers as such term is defined therein, as amended by Closing Agreement dated January 7, 1999.

     "Tritel Stockholders' Agreement" shall mean the Stockholders' Agreement
      ------------------------------
dated as of July 17, 1998, between TeleCorp, Inc. AT&T PCS, TWR Cellular, Cash Equity Investors and Management Stockholders as the same may be amended, modified or supplemented in accordance with the terms thereof.

     "Unfunded Commitment" shall have the meaning set forth with respect to each
      -------------------
TeleCorp Cash Equity Investor in the TeleCorp Securities Purchase Agreement.

     "User Interface" shall mean the process, functional commands, and look and
      --------------
feel by which a mobile wireless telecommunications service subscriber operates and utilizes the mobile wireless telecommunications services and service features provided by a PCS System, including the sequence and detail of specific commands or service codes, the detailed operation and response of subscriber equipment to the sequence of keys pressed to effect subscriber equipment function, the response of subscriber equipment to the activation of these keys or signals or data from the PCS System, the manner in which information is displayed on the screen of subscriber equipment, and the use of announcement tones and messages.

     "Vento" means Gerald Vento.
      -----

     "Voting Preference Stock" shall have the meaning set forth in the first
      -----------------------
recital.

Each definition or pronoun herein shall be deemed to refer to the singular, plural, masculine, feminine or neuter as the context requires. Words such as "herein," "hereinafter," "hereof," "hereto" and "hereunder" refer to this Agreement as a whole, unless the context otherwise requires.

2.   Certificate and By-Laws.  The Certificate in effect as of the date hereof
     -----------------------
is in the form of Exhibit B hereto. The By-Laws of the Company in effect as of the date hereof are in the form of Exhibit A hereto.

3.   Management of Company.
     ---------------------

3.1  Board of Directors.  On the date hereof, the Board of Directors shall
     ------------------
consist of fourteen (14) directors (two of whom shall each have only a half vote, as described below); provided, however, that the number of directors constituting the Board of Directors shall be reduced in the circumstances set forth in this Section 3.1 and Section 12.3. Each of the Stockholders hereby agrees that it will vote all of the shares of Company Stock Beneficially Owned or held of record by it (whether now owned or hereafter acquired), in person or by proxy, to cause the election of directors and thereafter the continuation in office of such directors as follows:

(a) two (2) individuals selected by holders of a Majority in Interest of the Class A Voting Common Stock Beneficially Owned by the TeleCorp Cash Equity Investors, in their sole discretion and two (2) individuals selected by holders of a Majority in Interest of the Class A Voting Common Stock Beneficially Owned by the Tritel Cash Equity Investors, in their sole discretion;

(b) Gerald Vento (so long as he is an officer of the Company and the Management Agreement shall be in full force and effect);

(c) Thomas Sullivan (so long as he is an officer of the Company and the Management Agreement shall be in full force and effect);

(d) two (2) individuals (the "Series A and B Preferred Directors") elected by AT&T PCS in its capacity as a holder of Series A Preferred Stock and Series B Preferred Stock so long as it has the right to elect each such director in accordance with the Certificate; and

(e) six (6) individuals designated by the holders of the Voting Preference Stock, of which (i) one (1) individual shall be reasonably acceptable to AT&T PCS, in the reasonable discretion of AT&T PCS; (ii) two (2) individuals, having one-half vote each on all matters requiring a vote of the Board of Directors, shall be reasonably acceptable to Mounger and Martin in the reasonable discretion of Mounger and Martin, and (iii) three (3) individuals shall be reasonably acceptable to holders of a Majority in Interest of the Class A Voting Common Stock Beneficially Owned by AT&T PCS, on the one hand, and the Cash Equity Investors, on the other hand (so long as the conditions set forth in the last sentence of Section 12.3(c) are met, or, if they are not so met, then by the remaining directors on the Board on the other hand) in the reasonable discretion of such Cash Equity Investors (or the remainder of the Board, as applicable), on the one hand, and AT&T PCS, on the other hand. Mounger (so long as he is an officer of the Company and he is employed with the Company under his Employment Agreement) and Martin (so long as he is an officer and he is employed with the Company under his Employment Agreement) shall be deemed designated and shall upon their election serve as directors pursuant to Section 3.1(e)(ii) and accordingly shall each have one-half vote on all matters requiring a vote of the Board of Directors while both individuals serve on the Board of Directors.

     In the event that Martin shall cease to be an officer of the Company or cease to be employed under his Employment Agreement, Martin shall resign (or the other directors or Stockholders shall remove him), and in the event that either
(a) the number of shares of Common Stock Beneficially Owned by Mounger and Martin falls below seventy percent (70%) of the number of shares of Common Stock Beneficially Owned by them on the date hereof, or (b) two years has elapsed from the date hereof, and in either such case Mounger is no longer an officer or ceases to be employed by the Company, Mounger shall resign (or the other directors or Stockholders shall remove him). Following the first resignation or removal of Mounger or Martin, the remaining directors shall take such action so that the number of directors constituting the entire Board of Directors shall be reduced by one, the remaining Board seat of the two Board seats for which such individuals were originally designated shall have one vote on all matters requiring a vote of the Board of Directors, and the remaining director designated pursuant to Section 3.1(e)(ii) shall be reasonably acceptable to the remaining individual. In the event that neither of the directors initially designated pursuant to Section 3.1(e)(ii) remains on the Board of Directors, the number of directors designated pursuant to Section 3.1(e)(ii) shall be reduced to zero, and the number of directors designated pursuant to Section 3.1(e)(iii) shall be increased by one.

     In the event that Mr. Vento or Mr. Sullivan shall cease to be an officer of the Company, or the Management Agreement shall cease to be in full force and effect, such individual(s) shall resign (or the holders of the Voting Preference Stock shall remove him or them) from the Board of Directors and the holders of the Voting Preference Stock shall select a replacement or replacements who shall be acceptable to a Majority in Interest of the Cash Equity Investors and AT&T PCS, in each case in its sole discretion. In the event that AT&T PCS shall cease to be entitled to elect the Series A and/or B Preferred Directors, such director or directors shall resign (or the other directors or Stockholders shall remove him or them) from the Board of Directors and the remaining directors shall take such action so that the number of directors constituting the entire Board of Directors shall be reduced accordingly. In the event that any Cash Equity Investor that has an Unfunded Commitment shall fail to satisfy any such portion of its Unfunded Commitments when due in accordance with the Telecorp Securities Purchase Agreement, or Section 3.10 hereof, and such failure is not cured by the Cash Equity Investors within thirty five (35) days thereof, then, until such failure is cured, any member of the Board of Directors who is designated by, or Affiliated with, such Cash Equity Investor (whether as an employee, partner, member, stockholder or otherwise) shall resign from the Board of Directors and the Person(s) who designated such member shall select an individual acceptable to AT&T PCS in its sole discretion.

     Any nomination or designation of directors and the acceptance thereof pursuant to Section 3.1 shall be evidenced in writing.

3.2  Removal; Filling of Vacancies.  Except as set forth in Section 3.1, each
     -----------------------------
Stockholder agrees it will not vote any shares of Company Stock Beneficially Owned by such Stockholder, and shall not permit any Affiliated Successor of such Stockholder holding any Company Stock, to vote for the removal without cause of any director designated by any other Stockholder in accordance with Section 3.1. Any Stockholder or group of Stockholders who has the right to designate any member(s) of the Board of Directors shall have the right to replace any member(s) so designated by it (whether or not such member is removed from the Board of Directors with or without cause or ceases to be a member of the Board of Directors by reason of death, disability or for any other reason) upon written notice to the other Stockholders, the Company and the members of the Board of Directors which notice shall set forth the name of the member(s) being replaced and the name of the new member(s); provided, however, that if a director designated pursuant to Section 3.1(e) is replaced by the holders of Voting Preference Stock, the individual designated by the holders of Voting Preference Stock to replace such director must be acceptable to those Stockholders who are entitled pursuant to Section 3.1(e) to approve such director. Each of the Stockholders agrees to vote, and to cause its Affiliated Successors to vote, its shares of Company Stock, or shall otherwise take any action as is necessary to cause the election of any successor director designated by any Stockholder pursuant to this Section 3.2. The holders of the Voting Preference Stock, agree that during the three (3) year period commencing on the date hereof they will not (i) remove the individuals nominated by them pursuant to Section 3.1(e)(i) or (iii) or (ii) nominate for election any individuals other than the individuals initially selected by them and approved in accordance with said Section 3.1(e)(i) or
(iii), subject to the agreements of such individuals to serve on the Board of Directors.

3.3  Initial Directors.  In accordance with Section 228 of the Delaware General
     -----------------
Corporation Law and pursuant to the provisions of Section 3.1 of this Agreement, the Stockholders hereby consent to the election of and do hereby elect in accordance with Section 3.1 hereof the persons designated in Schedule VIII hereto as directors of the Company. Such persons shall hold office until their successors are duly elected and qualified, except as otherwise provided in this Agreement or the Certificate or the By-Laws. To the extent required by law, the parties will provide all information to be filed under Section 14(f) of the Exchange Act and Rule 14-f thereunder.

[3.4 [RESERVED]]

[3.5 [RESERVED]]

3.6  Required Votes.  (a)  All actions of the Board of Directors of the Company
     --------------
shall require the vote of at least a majority of the entire Board of Directors, unless otherwise required by Law, the Restated Certificate, the Restated By-Laws or this Agreement.

(b) None of the following transactions or actions shall be entered into or taken by the Company, unless voted for or consented to by the vote of at least two-thirds (2/3) of the members of the Board of Directors of the Corporation (counting the Directors designated pursuant to Section 3.1(e)(ii) as one Director for such purposes); provided, however, that actions contemplated by
                             --------  -------
Section 3.6(b)(xii) shall in lieu of the foregoing require the affirmative vote or consent of two-thirds (2/3) of the Board of Directors (excluding Messrs. Vento and Sullivan and the Directors designated pursuant to Section 3.1(e)(ii)) as well as the affirmative vote or consent of the directors designated pursuant to Section 3.1(d).

(i) The sale, transfer, assignment or other disposition of any material portion of the assets of the Company or any of its Subsidiaries other than in the ordinary course of business;

(ii) The merger, combination or consolidation of the Company or any of its Subsidiaries with or into any other entity, regardless of whether the Company or any such Subsidiary is the surviving entity in any such merger, combination or consolidation, the acquisition of any businesses by the Corporation, the formation of any partnership or joint venture involving the Company, or the liquidation, dissolution or winding up of the Company or any of its Subsidiary;

(iii) Any offering or issuance of additional shares of Preferred Stock, Voting Preference Stock or Common Stock of, or any other securities or ownership interests in, the Company or any of its Subsidiaries, including, without limitation, warrants, options or other rights convertible or exchangeable into Preferred Stock, Voting Preference Stock or Common Stock of, or other securities or ownership interests in, the Company or any of its Subsidiaries except as contemplated by the Securities Purchase Agreement or the declaration of any dividends thereon.

(iv) The repurchase by the Company of any Company Stock (other than shares of Class A Voting Common Stock or Series E Preferred Stock purchased from former employees of the Company);

(v) The authorization or adoption of any amendment to the Certificate, By-laws or any constituent document of the Company or any of its Subsidiaries;

(iv) The hiring or termination of any executive officer of the Company other than the Other Stockholders;

(vii) The approval of, or amendment to, any operating or capital budget of the Company or any of its Subsidiaries;

(viii) The incurrence by the Company or any of its Subsidiaries, whether directly or indirectly, of any indebtedness for borrowed money or capital leases in any calendar quarter in excess of $1,000,000;

(ix) Any agreement or arrangement, written or oral, to pay any director, officer, agent or employee of the Company or any of its Subsidiaries $200,000 or more on an annual basis or any loan, lease, contract or other transaction with any employee of the Company or any of its Subsidiaries with an annual salary in excess of $200,000 or with any director or officer of the Company or any member of any such Person's Immediate Family;

(x) The making of, or commitment to make, any capital expenditures involving a payment or liability in any one year of $1,000,000 or more in the aggregate by the Company or any of its Subsidiaries;

(xi) The initiation of any bankruptcy proceeding, dissolution or liquidation of the Company or any of its Subsidiaries;

(xii) Any amendment, modification, waiver or termination of the Management Agreement or either of the Employment Agreements; and

(xiii) The entering into any contract, agreement or understanding to do any of the foregoing.

3.7  Transactions between the Company and the Stockholders or their Affiliates.
     -------------------------------------------------------------------------
Except for this Agreement and the Related Agreements, the Merger Agreement and the transactions contemplated hereby and thereby and any other arms-length agreements or transactions entered into from time to time between the Company and its Subsidiaries, on the one-hand, and AT&T PCS and its Affiliates, on the other hand, no Stockholder or any Affiliate of any Stockholder shall enter into any transaction with the Company or any Subsidiary of the Company unless such transaction is approved by a majority of the disinterested members of the Board of Directors. For purposes hereof, a director shall be deemed to be disinterested with respect to any such transaction if such director was not designated a director by the Stockholder that (or an Affiliate of which) proposed to engage in such transaction with the Company or any Subsidiary of the Company and such member is not an officer, director, partner, employee, stockholder of, or consultant to, such Stockholder or any of its Affiliates; provided, however, that for purposes of this Section 3.7 the directors designated pursuant to Section 3.1(e)(iii) shall not be deemed to have been designated by the Cash Equity Investors, AT&T PCS or the holders of the Voting Preference Stock.

3.8  [RESERVED].
      --------

3.9  Voting Agreements and Voting Trusts.  Except as disclosed on Schedule X or
     -----------------------------------
referred to in this Section 3.9, each Stockholder agrees that it will not, directly or indirectly, deposit any of his or its shares of Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Voting Preference Stock and/or Common Stock in a voting trust or other similar arrangement or, except as expressly provided herein, subject such shares to a voting agreement or other similar arrangements. AT&T PCS covenants and agrees that it will not, directly or indirectly, enter into a voting or similar agreement with any Transferee of shares of Series A Preferred Stock or Series B Preferred Stock. Each holder of Voting Preference Stock shall vote all shares of Voting Preference Stock owned by him in accordance with the vote of holders of two-thirds of the shares of Voting Preference Stock.

3.10 Additional Capital Contributions.  In accordance with Telecorp Securities
     --------------------------------
Purchase Agreement, the TeleCorp Cash Equity Investors shall make all contributions due pursuant to their Unfunded Commitments, such contributions to be made by the Cash Equity Investors in the amounts and on the dates specified in the Telecorp Securities Purchase Agreement. In the event that the Board of Directors determines in good faith that the Company requires all or any portion of the Unfunded Commitment prior to its due date, then upon notice given by the Company to the Cash Equity Investors, the TeleCorp Cash Equity Investors shall contribute, pro rata in accordance with their ownership of Series C Preferred Stock on the date hereof, the additional capital set forth in such notice up to the amount, in the case of each such TeleCorp Cash Equity Investor, of its Unfunded Commitment. Any such additional capital required to be contributed by the Cash Equity Investors shall be contributed by the TeleCorp Cash Equity Investors within twenty (20) business days of receipt of written notice from the Company.

4.   Transfers of Shares.
     -------------------

4.1  General.
     -------

(a)  [RESERVED]

(b) Each Stockholder agrees that at all times on and after the date hereof it shall not, directly or indirectly, Transfer any of the shares of Common Stock Beneficially Owned by such Stockholder as of the date hereof or which may hereafter be acquired by such Stockholder except that (i) a Management Stockholder may Transfer shares of Class C Common Stock and Series E Preferred Stock to the Company, (ii) a Cash Equity Investor may Transfer shares of Common

Stock or Preferred Stock to another Cash Equity Investor, (iii) Mercury I and Mercury II may Transfer shares of Company Stock to Mercury Investors who became Mercury Investor Indemnitors in accordance with Section 6.10(b) of the Tritel Securities Purchase Agreement; and (iv) a Stockholder may Transfer (x) shares of Common Stock to an Affiliated Successor, and (y) shares of Common Stock after complying first with Section 4.2 and next with Section 4.3, if applicable, provided, however, a Stockholder shall not be required to comply with Section
--------  -------
4.2 if such Stockholder first complies with the applicable provisions of Section
4.4 in connection with Transfers of Common Stock (1) pursuant to a Registration of Common Stock under Section 5 which is an underwritten offering and constitutes a bona fide distribution of such Common Stock pursuant to such Registration, (2) pursuant to or in compliance with Rule 144 or Rule 145 (or any similar provision then in force), or (3) in any single transaction or series of related transactions to one or more Persons which results in the Transfer by such Stockholder (together with any other Stockholder participating in such single transaction or series of related transactions) of not more than ten percent (10%) of the Common Stock on a fully diluted basis (excluding for such purposes the Series A Preferred Stock and Series B Preferred Stock).

(c) Notwithstanding anything to the contrary contained in Section 4.1(b), the Management Stockholders shall not Transfer any shares of Class A Common Stock or Series E Preferred Stock that shall not have vested in accordance with the terms of the Management Agreement or any Employment Agreement between the Company and such Management Stockholder.

(d) Prior to July 17, 2003, each Management Stockholder agrees that it will not Transfer any shares of Class A Common Stock, and in the case of the Other Stockholders, any Class E Common Stock or Voting Preference Stock Beneficially Owned by it as of the date hereof or which may hereafter be acquired by it to any Person; provided, however, that (x) a Management Stockholder may Transfer up
            --------  -------
to 25% of the shares of Common Stock held by such Management Stockholder plus
(i) any shares of Class A Common Stock or Series C Preferred Shares purchased from a Cash Equity Investor, and (ii) any shares of Class A Common Stock and Series E Preferred Stock received by him in connection with the transfer of assets and/or stock of TeleCorp LMDS, Inc. and Viper Wireless, Inc. to the Company (or any of its subsidiaries), which shares may be Transferred notwithstanding the foregoing, and (y) in the event the Management Agreement is terminated, after the date that the Management Stockholders shall have performed all of their obligations pursuant to Section 5(f) of the Management Agreement, a Management Stockholder may Transfer all shares of Common Stock and Preferred Stock held by such Management Stockholder free of any restrictions imposed on any such Transfer by this Section 4.1(d).

(e) Notwithstanding anything to the contrary contained in this Section 4, (i)
Section 4.1 shall not apply to (w) the pledge by certain of the Cash Equity Investors to the Company of shares of Series C Preferred Stock and Common Stock as security for their Unfunded Commitments, or to the pledge by certain of the Cash Equity Investors to the lender under the Cash Equity Loan Documents as security for their obligations to such lender pursuant to the Cash Equity Loan Documents, (x) any other Lien granted by a Stockholder with respect to any shares of Company Stock as security for any obligation of such Stockholder to the Company or the lender under the Cash Equity Loan Documents, (y) the pledge by certain of the Cash Equity Investors of the Class C Preferred Stock or Common Stock as security for their Unfunded Commitments pursuant to pledge agreements in favor of the Company or to any Transfer of shares of Class C

Preferred Stock or Common Stock in connection with the exercise by the Company or the lender under the Cash Equity Loan Documents of their respective remedies pursuant to any such pledge agreements, or (z) any pledge by Mercury II or Mercury I of any shares of Company Stock in accordance with the Tritel Securities Purchase Agreement and (ii) a Cash Equity Investor that is a SBIC Holder that is required to dispose of its investment in the Company by reason of a breach by the Company of Section 6.6(d) of the TeleCorp Securities Purchase Agreement or a Regulatory Problem, may Transfer its shares of Class C Preferred Stock or Common Stock without complying with the terms of Section 4.3.

4.2  Right of First Offer.
     --------------------

(a) Subject to Section 4.1(b), if a Stockholder (each a "Seller") desires to Transfer any or all of its shares of Preferred Stock or Common Stock (other than Voting Preference Stock and Class C Common Stock and Class E Common Stock which may only be transferred in accordance with Section 4.1(d) collectively, the "Offered Shares"), such Seller shall give written notice (the "Offer Notice") to the Company and to each Stockholder entitled to become the First Offeree of such Offered Shares, as determined below. Each Offer Notice shall describe in reasonable detail the number of shares of each class of Offered Shares, the cash purchase price requested (expressed in dollars or as a function of the prevailing market price) and all other material terms and conditions of the proposed Transfer. The Offer Notice shall constitute an irrevocable offer (a "First Offer") to sell all (and not less than all) of the Offered Shares to the First Offeree(s) at a cash price equal to the price contained in such Offer Notice and upon the same terms as the terms contained in such Offer Notice. The First Offeree(s) shall have the irrevocable right and option, exercisable as provided below, but not the obligation, to accept the First Offer as to all (and not less than all) of the Offered Shares. The "First Offeree(s)" shall be determined as follows:

(i)    If the Seller is a Cash Equity Investor, AT&T PCS shall be First Offeree;

(ii) If the Seller is AT&T PCS, each Cash Equity Investor shall be the First Offeree; and

(iii) If the Seller is any Stockholder other than a Cash Equity Investor, AT&T PCS shall be the First Offeree.

(b) The option provided for herein shall be exercisable by the First Offeree(s) by giving written notice (a "Purchase Notice"), that the First Offeree desires to purchase all (and not less than all) of such Offered Shares from the Seller, to the Stockholders (other than the Seller) and the Company not later than ten
(10) business days (the "First Offer Period") after the date of the Offer Notice. If the Cash Equity Investors are First Offerees and two or more Cash Equity Investors notify the Seller of their desire to purchase all of the Offered Shares, then each Cash Equity Investor shall acquire the proportion of such Offered Shares as the number of shares of Company Stock owned by such Cash Equity Investor bears to the total number of shares of Company Stock owned by all Cash Equity Investors who elected to purchase all of the Offered Shares. If Offered Shares are purchased by more than one purchaser, the purchase price shall be allocated among the parties purchasing the shares on the basis of the number of shares being so purchased. The purchase of the Offered Shares by the First Offeree(s) shall be closed at the principal executive offices of the Company on a date specified by the First Offeree(s) upon at least five (5) business days' notice, that is within thirty (30) days after the expiration of the First Offer Period; provided, however, that if such purchase
                                      --------  -------
is subject to the consent of the FCC or any public service or public utilities commission, the purchase of the Offered Shares shall be closed on the first business day after all such consents shall have been obtained by Final Order.

(c) If the First Offeree(s) decline (which shall include the failure to give timely notice of acceptance) to purchase all of the Offered Shares subject to the First Offer within the First Offer Period, the Seller shall have the right (for a period of ninety (90) days following the expiration of the First Offer Period) to consummate the sale of the Offered Shares to any Person; provided,
                                                                    --------
however, that the purchase price of such Offered Shares payable by such Person
-------
must be at least equal to the cash purchase price thereof set forth in the Offer Notice and all other terms and conditions of any such sale shall not be more beneficial to such third party than those contained in the Offer Notice. If any Offered Shares are not sold pursuant to the provisions of this Section 4.2 prior to the expiration of the ninety (90) day period specified in the immediately preceding sentence, such Offered Shares shall become subject once again to the provisions and restrictions hereof; provided, however, that if such purchase is
                                    --------  -------
subject to the consent of the FCC or any public service or public utilities commission, the purchase of the Offered Shares shall be closed on the first business day after all such consents shall have been obtained by Final Order.

(d) The purchase price of any Offered Shares Transferred pursuant to this
Section 4.2 shall be payable in cash by certified bank check or by wire transfer of immediately available funds.

(e) The provisions of this Section 4.2 shall not be applicable to the repurchase by the Company of any shares of Class A Voting Common Stock or Class E Preferred Stock repurchased by the Company from an employee of the Company in connection with such individual's termination of employment.

4.3  Rights of Inclusion.
     -------------------

(a) No Stockholder shall, directly or indirectly, Transfer, in any single transaction or series of related transactions to one or more Persons who are not Affiliated Successors of such Stockholder (each such Person an "Inclusion Event Purchaser") shares of any series or class of Company Stock (collectively, "Inclusion Stock") in circumstances in which, after giving effect to such Transfer, whether acting alone or in concert with any other Stockholder (such parties referred to herein as "Selling Stockholders") would result in such Selling Stockholder(s) Transferring twenty-five percent (25%) or more of the outstanding shares of any such class of Inclusion Stock (for purposes of this Section 4.3, in the event that the Inclusion Stock is Series C Preferred Stock, Series D Preferred Stock shall also be deemed to be Inclusion Stock and the Series C Preferred Stock and Series D Preferred Stock shall be deemed to be one class of Preferred Stock for purposes of this Section 4.3) (for purposes of this
Section 4.3, in the event that the Inclusion Stock is Series E Preferred Stock, Series F Preferred Stock shall also be deemed to be Inclusion Stock and the Series E Preferred Stock and Series F Preferred Stock shall be deemed to be one class of Preferred Stock for purposes of this Section 4.3) outstanding on the date of such proposed Transfer on a fully diluted basis (excluding for such purposes the Series A Preferred Stock and Series B Preferred Stock) (an "Inclusion Event"), unless the terms and conditions of such sale to such Inclusion Event Purchaser shall include an offer to AT&T PCS, the Cash Equity Investors and the Management Stockholders other than the Selling Stockholder

(each, an "Inclusion Event Offeree") to Transfer to such Inclusion Event Purchasers up to that number of shares of any class of Inclusion Stock then Beneficially Owned by each Inclusion Event Offeree that bears the same proportion to the total number of shares of Inclusion Stock at that time Beneficially Owned (without duplication) by each such Inclusion Event Offeree as the number of shares of Inclusion Stock being Transferred by the Selling Stockholders (including shares of Inclusion Stock theretofore Transferred if in any applicable series of related transactions) bears to the total number of shares of Inclusion Stock at the time Beneficially Owned (without duplication) by the Selling Stockholders (including shares of Inclusion Stock theretofore Transferred if in any applicable series of related transactions). If the Selling Stockholders receive a bona fide offer from an Inclusion Event Purchaser to purchase shares of Inclusion Stock in circumstances in which, after giving effect to such sale would result in an Inclusion Event, and which offer such Selling Stockholders wish to accept, the Selling Stockholders shall then cause the Inclusion Event Purchaser's offer to be reduced to writing (which writing shall include an offer to purchase shares of Inclusion Stock from each Inclusion Event Offeree according to the terms and conditions set forth in this Section 4.3) and the Selling Stockholders shall send written notice of the Inclusion Event Purchaser's offer (the "Inclusion Notice") to each Inclusion Event Offeree, which Inclusion Notice shall specify (i) the names of the Selling Stockholders, (ii) the names and addresses of the proposed acquiring Person,
(iii) the amount of shares proposed to be Transferred and the price, form of consideration and other terms and conditions of such Transfer (including, if in a series of related transactions, such information with respect to shares of Inclusion Stock theretofore Transferred), (iv) that the acquiring Person has been informed of the rights provided for in this Section 4.3 and has agreed to purchase shares of Inclusion Stock in accordance with the terms hereof, and (v) the date by which each other Selling Stockholder may exercise its respective rights contained in this Section 4.3, which date shall not be less than thirty
(30) days after the giving of the Inclusion Notice. The Inclusion Notice shall be accompanied by a true and correct copy of the Inclusion Event Purchaser's offer. At any time within thirty (30) days after receipt of the Inclusion Notice, each Inclusion Event Offeree may accept the offer included in the Inclusion Notice for up to such number of shares of Inclusion Stock as is determined in accordance with this Section 4.3, by furnishing written notice of such acceptance to each Selling Stockholder, and delivering, to an escrow agent (which shall be a bank or a law or accounting firm designated by the Company), on behalf of the Selling Stockholders, the certificate or certificates representing the shares of Inclusion Stock to be sold pursuant to such offer by each Inclusion Event Offeree, duly endorsed in blank, together with a limited power-of-attorney authorizing the escrow agent, on behalf of the Inclusion Event Offeree, to sell the shares to be sold pursuant to the terms of such Inclusion Event Purchaser's offer.

     In the event that the Inclusion Event Purchaser does not agree to purchase all of the shares of Inclusion Stock proposed to be sold by the Selling Stockholders and the Inclusion Event Offerees, then each Selling Stockholder and Inclusion Event Offeree shall have the right to sell to the Inclusion Event Purchaser that number of shares of Inclusion Stock as shall be equal to (x) the number of shares of Inclusion Stock which the Inclusion Event Purchaser has agreed to purchase times (y) a fraction, the numerator of which is the number of shares of Inclusion Stock Beneficially Owned (without duplication) by such Selling Stockholder or Inclusion Event Offeree and the denominator of which is the aggregate number of shares of Inclusion Stock Beneficially Owned (without duplication) by all Selling Stockholders and Inclusion Event Offerees. If any Inclusion Event Offeree desires to sell less than its proportionate amount of shares of Inclusion Stock that it is entitled to sell pursuant to this Section 4.3, then the Selling Stockholders and the remaining Inclusion Event Offerees shall have the right to sell to the Inclusion Event Purchaser an additional amount of shares of Inclusion Stock as shall be equal to (x) the number of shares of Inclusion Stock not being sold by any such Inclusion Event Purchasers times (y) a fraction, the numerator of which is the number of shares of Inclusion Stock owned such Selling Stockholder or remaining Inclusion Event Offeree and the denominator of which is the aggregate number of shares of Inclusion Stock Beneficially Owned (without duplication) by all Selling Stockholders and remaining Inclusion Event Offerees. Such process shall be repeated in series until all of the remaining Inclusion Event Offerees agree to sell their remaining proportionate number of shares of Inclusion Stock.

(b) The purchase from each Inclusion Event Offeree pursuant to this Section 4.3 shall be on the same terms and conditions, including the price per share received by the Selling Stockholders and stated in the Inclusion Notice provided to each Inclusion Event Offeree. In the event that the Inclusion Stock is Common Stock, all Inclusion Event Offerees shall be required, as a condition of participating in such transaction, to convert its Preferred Stock into Common Stock and Transfer Common Stock to the Inclusion Event Purchaser. In the event that the Inclusion Stock is Series C Preferred Stock and after giving effect to the rights of the Inclusion Event Offerees to sell their pro rata share of Series C Preferred Stock or Common Stock pursuant to this Section 4.3 the Inclusion Event Purchaser shall be required to purchase both Series C Preferred Stock and Common Stock, the purchase price allocable to holders of Series C Preferred Stock, on the one hand, and to holders of Common Stock, on the other hand, shall be determined by an independent committee of the Board of Directors selected from among those directors who were not designated by any Selling Stockholders or Inclusion Event Offerees, it being understood that the directors selected pursuant to Section 3.1(e)(iii) shall be deemed independent for such purposes.

(c) Simultaneously with the consummation of the sale of the shares of Inclusion Stock of the Selling Stockholders and each Inclusion Event Offeree to the Inclusion Event Purchaser pursuant to the Inclusion Event Purchaser's offer, the Selling Stockholders shall notify each Inclusion Event Offeree and shall cause the purchaser to remit to each Inclusion Event Offeree the total sales price of the shares of Inclusion Stock held by each Inclusion Event Offeree sold pursuant thereto and shall furnish such other evidence of the completion and time of completion of such sale and the terms thereof as may be reasonably requested by each Inclusion Event Offeree.

(d) If within thirty (30) days after receipt of the Inclusion Notice, an Inclusion Event Offeree has not accepted the offer contained in the Inclusion Notice, such Inclusion Event Offeree shall be deemed to have waived any and all rights with respect to the sale described in the Inclusion Notice (but not with respect to any subsequent sale, to the extent this Section 4.3 is applicable to such subsequent sale) and the Selling Stockholders shall have sixty (60) days in which to sell not more than the number of shares of Inclusion Stock described in the Inclusion Notice, on terms not more favorable to the Selling Stockholders than were set forth in the Inclusion Notice; provided, however, that if such
                                             --------  -------
purchase is subject to the consent of the FCC or any public service or public utilities commission, the purchase of the Offered Shares shall be closed on the first business day after all such consents shall have been obtained by Final Order.

4.4  Right of First Negotiation.  In the event that a Stockholder desires to
     --------------------------
Transfer any shares of Common Stock in a Transfer described in clause (y) of
Section 4.1(b)(iv), such Stockholder shall give written notice thereof to AT&T PCS, such notice to specify, among other things, the number of shares that such Stockholder desires to sell. For the applicable first negotiation period hereinafter set forth, AT&T PCS shall have the exclusive right to negotiate with such Stockholder with respect to the purchase of such shares; it being understood and agreed that such exclusive right shall not be deemed to be a right of first offer or right of first refusal for the benefit of AT&T PCS and such Stockholder shall have the right to reject any offer made by AT&T PCS during such applicable first negotiation period. Upon the expiration of such applicable first negotiation period, such Stockholder shall have the right (for the applicable offer period hereinafter set forth with respect to each applicable first negotiation period), following the expiration of such applicable first negotiation period, to offer and sell such shares included in such written notice on such terms and conditions as shall be acceptable to such Stockholder in its sole discretion. If any of such shares included in such written notice are not sold pursuant to the provisions of this Section 4.4 prior to the expiration of the applicable offer period, such shares shall become subject once again to the provision and restrictions hereof.

     If a Stockholder desires to Transfer shares of Common Stock (a) pursuant to a Registration of Common Stock under Section 5 in an underwritten offering that constitutes a bona fide distribution of such Common Stock pursuant to such Registration, the applicable first negotiation period shall be ten (10) days and the applicable offer period upon the expiration of such first negotiation period shall be one hundred twenty (120) days, (b) pursuant to or in compliance with Rule 144 or Rule 145 or any similar provision then in force, the applicable first negotiation period shall be three (3) hours (it being understood and agreed that such Stockholder shall, in addition to giving written notice of such proposed Transfer by facsimile, use commercially reasonable efforts to contact AT&T PCS by telephone in accordance with Section 12.1) and the applicable offer period upon the expiration of such first negotiation period shall be five (5) business days, and (c) in any single transaction or series of related transactions to one or more Persons which will result in the Transfer by such Stockholder (together with any other Stockholder participating in such single transaction or series of related transactions) of not more than ten percent (10%) of the Common Stock on a fully diluted basis (excluding for such purposes the Series A Preferred Stock and Series B Preferred Stock), the applicable first negotiation period shall be one (1) business day, so long as notice of such proposed Transfer is given to AT&T PCS prior to 9:00 A.M. on the day prior to the date of such proposed Transfer (it being understood and agreed that such Stockholder shall, in addition to giving written notice of such proposed Transfer by facsimile, use commercially reasonable efforts to contact AT&T PCS by telephone in accordance with Section 12.1) and the applicable offer period upon the expiration of such first negotiation period shall be ten (10) business days.

4.5  Additional Conditions to Permitted Transfers.
     --------------------------------------------

(a) As a condition to any Transfer to an Affiliated Successor permitted pursuant to Section 4.1, or any Transfer pursuant to Section 4.2 or Section 4.3, each transferee that is not a party hereto shall, prior to such Transfer, agree in writing to be bound by all of the provisions of this Agreement applicable to the Stockholders (and shall thereby become a Stockholder for all purposes of this Agreement). Any Transfer without compliance with such provisions of this

Agreement shall be null and void and such transferee shall have no rights as a Stockholder of the Company.

(b) Notwithstanding anything to the contrary contained in this Agreement, each Stockholder agrees that it will not effect a Transfer of shares of Company Stock to a Prohibited Transferee; provided, however, that nothing contained in this
Section 4.5(b) shall be construed to prohibit a Transfer of Common Stock by a Stockholder pursuant to an underwritten Registration or in accordance with the provisions of Rule 144 or Rule 145. It shall be deemed a breach of this Section 4.5(b) by a Stockholder Beneficially Owning more than 10% of the Common Stock outstanding if any Prohibited Transferee shall acquire, directly or indirectly, in a private sale Beneficial Ownership of more than 33- 1/3% of any class of equity securities or equity interest in, such Stockholder.

4.6  Representations and Warranties.
     ------------------------------

(a) A Stockholder purchasing shares of Company Stock pursuant to Section 4.2 shall be entitled to receive representations and warranties from the transferring Stockholder that such Stockholder has the authority (corporate or otherwise) to sell such shares, is the sole owner of such shares, and has good and valid title to such shares, free and clear of any and all Liens (other than pursuant to this Agreement, the Certificate or any Related Agreement), and that the sale of such shares does not violate any agreement to which it is a party or by which it is bound.

(b) Each Stockholder hereby represents that, as of the date of the Mergers, such Stockholder will not be under a binding commitment (other than pursuant to the Cash Equity Loan Documents and the pledge agreements to secure Unfunded Commitments) to sell, exchange, transfer by gift or otherwise dispose of any of the Company Stock to be received by such Stockholder in the Mergers. AT&T PCS hereby represents that, as of the date of the Contribution (as defined in the Merger Agreement), AT&T PCS (or its Affiliate) will not be under a binding commitment to sell, exchange, transfer by gift or otherwise dispose of any shares of Company Stock to be received by it in the Contribution.

4.7  Stop-Transfer.
     -------------

(a) The Company agrees not to effect any Transfer of shares of Company Stock by any Stockholder whose proposed Transfer is subject to Sections 4.2, 4.3 or 4.4 until it has received evidence reasonably satisfactory to it that the rights provided to any other Stockholders pursuant to such Sections, if applicable to such Transfer, have been complied with and satisfied in all respects. If any portion of such Stockholder's Unfunded Commitment shall remain unpaid on the date of such proposed Transfer, then, as a condition of such Transfer, such Person purchasing such Company Stock shall, or another Cash Equity Investor may, execute an instrument in form satisfactory to the Company agreeing to pay in full such Stockholder's Unfunded Commitment outstanding on the date of such proposed Transfer, provided, however, that such Stockholder shall not be
                   --------  -------
released from its obligation in respect of such Unfunded Commitment. No Transfer of any shares of Preferred Stock and/or Common Stock shall be made except in compliance with all applicable securities laws. Any Transfer made in violation of this Agreement shall be null and void.

(b) The Company agrees that it will not, without the prior written consent of AT&T PCS, Transfer, issue or dispose of any Equity Securities to a Prohibited Transferee except that purchases of Common Stock by a Prohibited Transferee in connection with a Registration of Common Stock shall not constitute a violation of this Section 4.7(b).

4.8  Regulatory Compliance Cooperation.  In the event that any SBIC Holder
     ---------------------------------
reasonably determines that it has a Regulatory Problem, to the extent reasonably necessary, such SBIC Holder shall have the right to transfer its Company Stock (and any shares of Common Stock issued upon conversion thereof) to another Person without regard to any restrictions on transfer and without complying with the provisions of Section 4.3, but subject to the other provisions of this Agreement and federal and state securities law restrictions, and the Company shall take all such actions as are reasonably requested by such SBIC Holder in order to (i) effectuate and facilitate such transfer by such SBIC Holder of any Company Stock then held by such SBIC Holder to such Person, (ii) permit such SBIC Holder (or any of its Affiliates) to exchange all or any portion of Voting Stock then held by it on a share-for-share basis for shares of a class of non-voting Stock of the Company, which non-voting Stock shall be identical in all respects to such voting Stock, except that such non-voting Stock (or Common Stock, as applicable) shall be non-voting and shall be convertible into voting Stock (or Common Stock, as applicable) on such terms as are requested by such SBIC Holder in light of regulatory considerations then prevailing, (iii) continue and preserve the respective allocation of the voting interests with respect to the Company arising out of the SBIC Holder's ownership of voting stock and/or provided for in this Agreement before the transfers and amendments referred to in this Section (including entering into such additional agreements as are reasonably requested by such SBIC Holder to permit any Person(s) designated by such SBIC Holder) to exercise any voting power which is relinquished by such SBIC Holder and (iv) amend this Agreement, the Certificate, and any other related documents, agreements or instruments to effectuate and reflect the foregoing. The parties to this Agreement agree to vote their Company Stock in favor of such amendments and actions.

5.   Registration Rights.
     -------------------

(a)  Demand Registration Rights.
     --------------------------

(i)  Right to Demand Registration.  Each of (A) a Qualified Holder, and (B)
     ----------------------------
Management Stockholders that in the aggregate Beneficially Own at least 50.1% of the shares of Class A Voting Common Stock then Beneficially Owned by the Management Stockholders (each a "Demanding Stockholder" and, collectively, the "Demanding Stockholders") shall have the right to make a written request to the Company for registration with the Commission, under and in accordance with the provisions of the Securities Act, of all or part of their Registrable Securities pursuant to an underwritten offering (a "Demand Registration"), which request shall specify the number of Registrable Securities proposed to be sold by each Demanding Stockholder; provided, however, that (x) the Company need not effect a
                       --------  -------
Demand Registration unless in the aggregate the sale of the Registrable Securities proposed to be sold by the Demanding Stockholder shall reasonably be expected to result in aggregate gross proceeds to such Demanding Stockholder of at least $10 million, and (y) if the Board of Directors determines that a Demand Registration would interfere with any pending or contemplated material acquisition, disposition, financing or other material transaction, the Company may defer a Demand Registration (including by withdrawing any Registration Statement filed in connection with a Demand Registration); so long as that the aggregate of all such deferrals shall not exceed one hundred twenty (120) days in any 360-day period. Demand Registration shall not be deemed a Demand Registration hereunder until such Demand Registration has been declared effective by the Commission (without interference by any stop order, injunction or other order or requirement of the Commission or other governmental agency, for any reason), and maintained continuously effective for a period of at least three (3) months or such shorter period when all Registrable Securities included therein have been sold in accordance with such Demand Registration; provided,
                                                                    --------
however, that a Qualified Holder may, not more frequently than once in any
-------
twelve (12) month period, request that the Demand Registration be a shelf registration that is maintained continuously effective for a period of at least six (6) months or such shorter period when all Registrable Securities included therein have been sold in accordance with such Demand Registration, and may be one (whether or not a shelf) in which the plan of distribution covers any short sale, collar, hedging or other derivative transaction and the settlement thereof (including, without limitation, the issuance of a security which is convertible into, exercisable for, or payable either mandatorily or at the option of the issuer of such security in shares of Common Stock). A Demanding Stockholder may make a written request for a Demand Registration in accordance with the foregoing in respect of Equity Securities that it intends to convert into shares of Class A Voting Common Stock upon the effectiveness of the Registration Statement prepared in connection with such demand, and the Company shall fulfill its obligations under this Section 5 in a manner that permits such Demanding Stockholder to exercise its conversion rights in respect of such Equity Securities and substantially contemporaneously sell the shares of Class A Voting Common Stock issuable upon such conversion under such Registration Statement.

     The Company will not be obligated to effect more than two (2) separate Demand Registrations during any twelve (12) month period; provided, however, that only one (1) request for a Demand Registration may be exercised by (i) AT&T PCS and/or (ii) Management Stockholders that in the aggregate Beneficially Own at least 50.1% of the shares of Class A Voting Common Stock then Beneficially Owned by the Management Stockholders during any twelve (12) month period.

     Within ten (10) days after receipt of the request for a Demand Registration, the Company will send written notice (the "Demand Notice") of such Registration request and its intention to comply therewith to all Stockholders who are holders of Registrable Securities and, subject to Section 5(a)(ii), the Company will include in such Demand Registration all Registrable Securities of such Stockholders with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the last date such Demand Notice was deemed to have been given pursuant to Section 12.1.

(ii) Priority on Demand Registration.  If the managing underwriter or
     -------------------------------
underwriters advise the Company and the holders of the Registrable Securities to be registered in writing that in its or their opinion that, the number of Registrable Securities proposed to be sold in such Registration and any other securities of the Company requested or proposed to be included in such Registration exceeds the number that can be sold in such offering without (A) creating a substantial risk that the proceeds or price per share to be derived from such Registration will be reduced or that the number of Registrable Securities to be registered is too large a number to be reasonably sold, or (B) materially and adversely affecting such Registration in any other respect, the Company will (x) include in such Registration the aggregate number of Registrable

Securities recommended by the managing underwriter (the number of Registrable Securities to be registered for each Stockholder to be reduced pro rata based on the amount of Registrable Securities each of the Stockholders owns at the time of the demand), and (y) not allow any securities other than Registrable Securities to be included in such Registration unless all Registrable Securities requested to be included shall have been included therein, and then only to the extent recommended by the managing underwriter or determined by the Company after consultation with an investment banker of nationally recognized standing (notification of which number shall be given by the Company to the holders of Registrable Securities).

(iii)  Selection of Underwriters.  The offering of such Registrable Securities
       -------------------------
pursuant to such Demand Registration shall be in the form of an underwritten offering. The Demanding Stockholder that initiated such Demand Registration will select a managing underwriter or underwriters of recognized national standing to administer the offering, which managing underwriter or underwriters shall be reasonably acceptable to the Company.

(b)    Piggyback Registration Rights.
       -----------------------------

(i)    Right to Piggyback.  If the Company proposes to register any shares of
       ------------------
Class A Voting Common Stock (or securities convertible into or exchangeable for Class A Voting Common Stock) with the Commission under the Securities Act (other than a Registration on Form S-4 or Form S-8, or any successor forms), and the Registration form to be used may be used for the Registration of the Registrable Securities (a "Piggyback Registration"), the Company will give written notice (a "Piggyback Notice") to all Stockholders, at least thirty (30) days prior to the anticipated filing date, of its intention to effect such a Registration, which notice will specify the proposed offering price (if determined at that time), the kind and number of securities proposed to be registered and/or offered, and the distribution arrangements, and will, subject to Section 5(b)(ii), include in such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests (which requests have not been withdrawn) for inclusion therein within twenty (20) days after the last date such Piggyback Notice was deemed to have been given pursuant to Section 12.1. If at any time after giving the Piggyback Notice and prior to the effective date of the Registration Statement filed in connection with such Registration, the Company determines for any reason not to register or to delay Registration, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities that has requested inclusion of Registrable Securities in such Registration and (A) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such Registration, and (B) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

(ii)   Priority on Piggyback Registrations.  If the managing underwriter or
       -----------------------------------
underwriters, if any, advise the Company and the holders of Registrable Securities in writing that in its or their opinion, that the number or kind of securities proposed to be sold in such Registration (including Registrable Securities to be included pursuant to Section 5(b)(i)) exceeds the number that can be sold in such offering without (A) creating a substantial risk that the proceeds or price per share the Company will derive from such Registration will be reduced, or that the number of shares to be registered is too large a number to be reasonably sold or (B) materially and adversely affecting such Registration in any other respect, without any reduction in the amount of securities the Company proposes to issue and sell for its own account or in the amount of securities any other security holder proposes to sell for its own account pursuant to a Demand Registration right, the number of Registrable Securities to be registered for each Demanding Stockholder shall be reduced pro
                                                                            ---
rata based on the amount of Registrable Securities each of the Demanding
----
Stockholders owns at the date of the Piggyback Notice, to the extent necessary to reduce the number of Registrable Securities to be registered to the number recommended by the managing underwriter or determined by the Company after consultation with an investment banker of nationally recognized standing (notification of which number shall be given by the Company to the holders of Registrable Securities of such determination).

(c)    Selection of Underwriters. Except as set forth in Section 5.1(a)(iii),
       -------------------------
the Company (by action of the Board of Directors) will select a managing underwriter or underwriters to administer the offering, which managing underwriter or underwriters will be of nationally recognized standing.

(d)    Registration Procedures. With respect to any Demand Registration or
       -----------------------
Piggyback Registration (each, a "Registration"), the Company shall, subject to Sections 5(a)(i) and (5)(a)(ii) and Sections 5(b)(i) and 5(b)(ii), as expeditiously as practicable:

(i) prepare and file with the Commission, as promptly as reasonably practicable (but in no event more than forty-five (45) days) after the receipt of the Registration requests under Sections 5(a) or 5(b), a registration statement or registration statements (each, a "Registration Statement") relating to the applicable Registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof; cooperate and assist in any filings required to be made with the NASD; and use its reasonable best efforts to cause such Registration Statement to become and (to the extent provided herein) remain effective; provided, however, that before filing a Registration Statement or prospectus related thereto (a "Prospectus") or any amendments or supplements thereto, the Company shall furnish to the holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review of such holders and underwriters and their respective counsel, and the Company shall not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the holders of a majority of the Registrable Securities covered by such Registration Statement or the underwriters, if any, shall reasonably object;

(ii) prepare and file with the Commission such amendments and supplements to the Registration Statement as may be necessary to keep each Registration Statement effective for three (3) months (six (6) months in the case of any shelf registration requested by a Qualified Holder pursuant to this Section 5) or such shorter period that will terminate when all Registrable Securities covered by such Registration Statement have been sold; cause each Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

(iii) promptly notify the selling holders of Registrable Securities and the managing underwriters, if any (and, if requested by any such person or entity, confirm such advice in writing), (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (B) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information; (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (D) if at any time the representations and warranties of the Company contemplated by subsection (xiv) of this subsection (d) below cease to be true and correct; (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (F) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

(iv) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of (I) the Registration Statement, or (II) the qualification of the Registrable Securities for sale under the securities or blue sky laws of any jurisdiction at the earliest possible time;

(v) if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(vi) furnish to each selling holder of Registrable Securities and each managing underwriter, without charge, at least one copy of the Registration Statement and any amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(vii) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such selling holder of Registrable Securities underwriters may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such selling holder;

(viii) prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the Registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions in the United States as any seller or underwriter reasonably requests in writing, use its reasonable best efforts to obtain all appropriate registrations, permits and consents required in connection therewith, and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(ix) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and to be in such denominations and registered in such names as the managing underwriters may request at least two (2) business days prior to any sale of Registrable Securities to the underwriters;

(x) use its reasonable best efforts to cooperate with any selling holder to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

(xi) upon the occurrence of any event contemplated by subsection (iii)(F) above, promptly prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(xii) cause all Registrable Securities covered by any Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed, or, if not so listed, cause such Registrable Securities to be authorized for trading on the NASDAQ National Market System if any similar securities issued by the Company are then so authorized, if requested by the holders of a majority of such Registrable Securities or the managing underwriters, if any;

(xiii) not later than the effective date of the applicable Registration, provide a CUSIP number for all Registrable Securities;

(xiv) enter into such customary agreements (including in the case of a Demand Registration that is an underwritten offering, an underwriting agreement in customary form) and take all such other actions reasonably required in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the Registration is an underwritten Registration, (A) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings;
(B) use reasonable best efforts to obtain opinions of counsel to the Company and updates thereof (which opinions of counsel shall be in form, scope and substance reasonably satisfactory to the managing underwriters, if any, and to the holders of a majority of the Registrable Securities being sold), addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters; (C) use reasonable best efforts to obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings; and (D) deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence compliance with subsection (xi) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. All the above in this Section 5(d)(xiv) shall be done at each closing under each underwriting or similar agreement or as and to the extent required thereunder;

(xv) make available for inspection by a representative of each Demanding Stockholder, any underwriter participating in any disposition pursuant to such Registration, and any attorney or accountant retained by the sellers or underwriter, copies or extracts of all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary, in the opinion of the holders' or underwriter's counsel, to enable them to fulfill their due diligence responsibilities; and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that the Company shall not be required to comply with this paragraph (xv) unless such person executes confidentiality agreements whereby such person agrees that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons and used only in connection with the proposed Registration unless disclosure of such records, information or documents is required by court or administrative order or any regulatory body having jurisdiction; and each seller of Registrable Securities agrees that it will, upon learning that disclosure of such records, information or documents is sought in a court of competent jurisdiction or by a governmental agency, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of any records, information or documents deemed confidential; provided further however, notwithstanding any designation of confidentiality by the Company, confidential information shall not include information which (i) becomes generally available to the public other than as a result of a disclosure by or on behalf of any such Person, or (ii) becomes available to any such Person on a non-confidential basis from a source other than the Company or its advisors, provided that such source is not to such Person's knowledge bound by a confidentiality agreement with or other obligations of secrecy to the Company or another party with respect to such information;

(xvi) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than forty-five (45) days after the end of any twelve (12) month period (or ninety (90) days, if such period is a fiscal year)
(A) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering, or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said twelve (12) month periods; and

(xvii) promptly prior to the filing of any document that is to be incorporated by reference into any Registration Statement or Prospectus (after initial filing of the Registration Statement), provide copies of such document to counsel to the selling holders of Registrable Securities and to the managing underwriters, if any, make the Company's executive officers and other representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request.

       The Company may require each seller of Registrable Securities as to which any Registration is being effected to furnish to the Company such information regarding the proposed distribution of such securities as the Company may from time to time reasonably request in writing. Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(d)(xi), such holder shall forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(d)(xi), or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus; and, if so directed by the Company, such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such seller's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company gives any such notice, the time periods regarding the maintenance of the effectiveness of any Registration Statement in Sections 5(d)(ii) shall be extended by the number of days during the period from and including the date of the receipt of such notice pursuant to Section 5(d)(iii)(F) hereof to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended prospectuses contemplated by Section 5(d)(xi) or the Advice.

(e)    Indemnification.
       ---------------

(i) In the event of the Registration or qualification of any Registrable Securities under the Securities Act or any other applicable securities laws pursuant to the provisions of this Section 5, the Company agrees to indemnify and hold harmless each Stockholder thereby offering such Registrable Securities for sale (an "Indemnified Stockholder"), underwriter, broker or dealer, if any, of such Registrable Securities, and each other person, if any, who controls any such Indemnified Stockholder, underwriter, broker or dealer within the meaning of the Securities Act or any other applicable securities laws, from and against any and all losses, claims, damages, expenses or liabilities (or actions in respect thereof), joint or several, to which such Indemnified Stockholder, underwriter, broker or dealer or controlling person may become subject under the Securities Act or any other applicable federal or state securities laws or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered or qualified under the Securities Act or any other applicable securities laws, any preliminary prospectus or final prospectus relating to such Registrable Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation under the Securities Act or any other applicable federal or state securities laws applicable to the Company or relating to any action or inaction required by the Company in connection with any such Registration or qualification, and will reimburse each such Indemnified Stockholder, underwriter, broker or dealer and each such controlling person for any legal or other expenses reasonably incurred by such Indemnified Stockholder, underwriter, broker or dealer or controlling person in connection with investigating or defending any such loss, claim, damage, expense, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or omission contained in such Registration Statement, such preliminary prospectus, such final prospectus or such amendment or supplement thereto, made in reliance upon and in conformity with written information furnished to the Company by such Indemnified Stockholder, underwriter, broker, dealer or controlling person specifically and expressly for use in the preparation thereof or by the failure of such Indemnified Stockholder, underwriter, broker or dealer, or controlling person to deliver a copy of the Registration Statement, such preliminary prospectus, such final prospectus or such amendment or supplement thereto after the Company has furnished such party with a sufficient number of copies of the same and such party failed to deliver or otherwise provide a copy of the final prospectus to the person asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of securities to such person, if such statement or omission was in fact corrected in such final prospectus.

(ii) In the case of an underwritten offering in which the Registration Statement covers Registrable Securities, the Company agrees to enter into an underwriting agreement in customary form and substance with such underwriters and to indemnify the underwriters, their officers and directors, if any, and each person, if any, who controls such underwriters within the meaning of
Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as provided in the preceding paragraph with respect to the indemnification of the holders of Registrable Securities; provided, however, the Company shall not be required to indemnify any such underwriter, or any officer or director of such underwriter or any person who controls such underwriter within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the extent that the loss, claim, damage, expense or liability (or actions in respect thereof) for which indemnification is sought results from such underwriter's failure to deliver or otherwise provide a copy of the final prospectus to the person asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of securities to such person, if such statement or omission was in fact corrected in such final prospectus.

(iii) In the event of the Registration or qualification of any Registrable Securities of the Stockholders under the Securities Act or any other applicable federal or state securities laws for sale pursuant to the provisions hereof, each Indemnified Stockholder agrees severally, and not jointly, to indemnify and hold harmless the Company, each person who controls the Company within the meaning of the Securities Act, and each officer and director of the Company from and against any losses, claims, damages, expenses or liabilities (or actions in respect thereof), joint or several, to which the Company, such controlling person or any such officer or director may become subject under the Securities Act or any other applicable securities laws or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered or qualified under the Securities Act or any other applicable securities laws, any preliminary prospectus or final prospectus relating to such Registrable Securities, or any amendment or supplement thereto, or arise out of or are based upon an untrue statement therein or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or omission was made therein in reliance upon and in conformity with written information furnished to the Company by such Indemnified Stockholder specifically and expressly for use in connection with the preparation thereof, and will reimburse the Company, such controlling person and each such officer or director for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, expense, liability or action; provided, however, an Indemnified Stockholder's liability under this Section 5(e)(iii) shall not exceed the net proceeds received by such Indemnified Stockholder with respect to the sale of any Registrable Securities.

(iv) In the case of an underwritten offering of Registrable Securities, each holder of a Registrable Security included in a Registration Statement shall agree to enter into an underwriting agreement in customary form and substance with such underwriters, and to indemnify such underwriters, their officers and directors, if any, and each person, if any, who controls such underwriters within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as provided in the preceding paragraph with respect to indemnification by such holder of the Company, but subject to the same limitation as provided in Section 5(e)(ii) with respect to indemnification by the Company of such underwriters, officers, directors and control persons.

(v)    Promptly after receipt by a person entitled to indemnification under this
Section 5(e) (an "Indemnified Party") of notice of the commencement of any action or claim relating to any Registration Statement filed under this Section 5 as to which indemnity may be sought hereunder, such Indemnified Party will, if a claim for indemnification hereunder in respect thereof is to be made against any other party hereto (an "Indemnifying Party"), give written notice to each such Indemnifying Party of the commencement of such action or claim, but the omission to so notify each such Indemnifying Party will not relieve any such Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than pursuant to the provisions of this Section 5(e) and shall also not relieve any such Indemnifying Party of its obligations under this Section 5(e) except to the extent that any such Indemnifying Party is actually prejudiced thereby. In case any such action is brought against an Indemnified Party, and such Indemnified Party notifies an Indemnifying Party of the commencement thereof, such Indemnifying Party will be entitled (at its own expense) to participate in and, to the extent that it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense, with counsel reasonably satisfactory to such Indemnified Party, of such action and/or to settle such action and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, other than the reasonable cost of investigation; provided, however, that no Indemnifying Party shall consent to the entry of any judgment or enter into any settlement agreement without the prior written consent of the Indemnified Party unless such Indemnified Party is fully released and discharged from any such liability, and no Indemnified Party shall consent to the entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an Indemnifying Party without the consent of each Indemnifying Party. Notwithstanding the foregoing, the Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such suit, action, claim or proceeding; (b) the Indemnifying Party shall not have employed counsel (reasonably satisfactory to the Indemnified Party) to take charge of the defense of such action, suit, claim or proceeding; or (c) such Indemnified Party shall have reasonably concluded, based upon the advice of counsel, that there may be defenses available to it which are different from or additional to those available to the Indemnifying Party which, if the Indemnifying Party and the Indemnified Party were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such Indemnified Party. If any of the events specified in clauses (a), (b) or (c) of the preceding sentence shall have occurred or shall otherwise be applicable, then the fees and expenses of one counsel or firm of counsel selected by a majority in interest of the indemnified parties (and reasonably acceptable to the Indemnifying Party) shall be borne by the Indemnifying Party. If, in any such case, the Indemnified Party employs separate counsel, the Indemnifying Party shall not have the right to direct the defense of such action, suit, claim or proceeding on behalf of the Indemnified Party and the Indemnified Party shall assume such defense and/or settle such action; provided, however, that an Indemnifying Party shall not be liable for the settlement of any action, suit, claim or proceeding effected without its prior written consent, which consent shall not be unreasonably withheld.

       The provisions of this Section 5(e) shall be in addition to any liability which any party may have to any other party and shall survive any termination of this Agreement.

(f)    Contribution.  If for any reason the indemnification provided for in
       ------------
5(e)(i) or 5(e)(iii) is unavailable to an Indemnified Party as contemplated therein, then the Indemnifying Party, in lieu of indemnification shall contribute to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage, expense or liability (or action in respect thereof) in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnified Party and the Indemnifying Party, but also the relative fault of the Indemnified Party and the Indemnifying Party, as well as any other relevant equitable considerations, provided that no Stockholder shall be required to contribute in an amount greater than the difference between the net proceeds received by such Stockholder with respect to the sale of any Registrable Securities and all amounts already contributed by such Stockholder with respect to such claims, including amounts paid for any legal or other fees or expenses incurred by such Stockholder. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of any such fraudulent misrepresentation. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

(g)    Registration Expenses.  Except as hereinafter provided, all expenses
       ---------------------
incident to the Company's performance of or compliance with this Section 5 will be borne by the Company, including, without limitation, all Registration and filing fees under the Securities Act and the Exchange Act, the fees and expenses of the counsel and accountants for the Company (including the expenses of any "cold comfort" letters and special audits required by or incident to the performance of such persons), all other costs and expenses of the Company incident to the preparation, printing and filing under the Securities Act of the Registration Statement (and all amendments and supplements thereto), and furnishing copies thereof and of the Prospectus included therein, all out-of-pocket expenses of underwriters customarily paid for by issuers to the extent provided for in any underwriting agreement, the costs and expenses incurred by the Company in connection with the qualification of the Registrable Securities under the state securities or "blue sky" laws of various jurisdictions, the costs and expenses associated with filings required to be made with the NASD, the costs and expenses of listing the Registrable Securities for trading on a national securities exchange or authorizing them for trading on NASDAQ and all other costs and expenses incurred by the Company in connection with any Registration hereunder. In addition, the Company shall pay or reimburse the sellers of Registrable Securities the reasonable fees and expenses of one attorney to such sellers incurred in connection with a registration (collectively, with the expenses referred to in the immediately preceding sentence, the "Registration Expenses"). Except as provided in the immediately preceding sentence, each Stockholder shall bear the costs and expenses of any underwriters' discounts and commissions, brokerage fees or transfer taxes relating to the Registrable Securities sold by such Stockholder and the fees and expenses of any attorneys, accountants or other representatives retained by the Stockholder.

(h)    Participation in Underwritten Registrations. No Stockholder may
       -------------------------------------------
participate in any underwritten Registration hereunder unless such Stockholder
(i) agrees to sell its Registrable Securities on the basis provided in any customary and reasonable underwriting arrangements approved by the persons entitled hereunder to select the underwriter, and (ii) accurately completes in a timely manner and executes all questionnaires, powers of attorney, underwriting agreements, indemnities and other documents customarily required under the terms of such underwriting arrangements.

(i)    Holdback Agreements.
       -------------------

(i) Each holder of Registrable Securities whose securities are included in a Registration Statement agrees not to effect any public sale or distribution of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144, Rule 145 or Rule 144A under the Securities Act, during the fifteen (15) days prior to, and during the ninety (90)-day period (or such longer period as requested by the managing underwriter or underwriters in the case of an underwritten public offering) beginning on, the effective date of such Registration Statement (except as part of such Registration), if and to the extent requested by the managing underwriter or underwriters in an underwritten public offering.

(ii) The Company agrees not to effect any public sale or distribution of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or any Subsidiary or the acquisition by the Company or any Subsidiary of the capital stock or substantially all of the assets of any other Person), during the fifteen (15) days prior to, and during the ninety (90)-day period beginning on, the effective date of each Demand Registration.

(iii) Each Stockholder agrees not to effect any public sale or distribution of Class A Common or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144, Rule 145 or Rule 144A under the Securities Act during the ninety (90) day period beginning on the effective date of the Mergers, and additionally during such period commencing upon the filing of the registration statement for the offering described in Section 5(j) (provided that the registration statement for such offering is filed within sixty (60) days of the effective date of the Merger) and continuing so long as the Company is using commercially reasonable efforts to pursue such registration until such registration becomes effective, and for such additional period of time as is reasonably requested by the managing underwriter(s) of the offering described in
Section 5(j) below, unless such sale or distribution is effected through the offering described in Section 5(j) hereof.

(j) The Company agrees to use commercially reasonable efforts to file a registration statement giving rise to a Piggyback Registration relating to the Class A Common within sixty (60) days of the effective date of the Mergers and have such Registration Statement declared effective within one-hundred and fifty
(150) days of the effective date of the Mergers provided, however, that the Company shall include no more than 50% of newly issued Company shares in such offering, or $150,000,000, up to the first $300,000,000 registered in such offering; and thereafter no more than the 30% of the incremental shares registered by the Company as primary for offerings over and above $300,000,000.

(k) Public Information Reporting. The Company hereby covenants and agrees to and with the Stockholders that it shall provide and file such financial and other information concerning the Company as may from time to time be required by the Commission and any other governmental authority having jurisdiction, so as to comply with all reporting requirements under the Exchange Act, and shall, upon request, state in writing that it has complied with all such requirements, and further agrees that, for so long as the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company shall comply in all respects with paragraph (c)(2) of Rule 144.

6.     Disqualifying Transactions.
       --------------------------

6.1    Company Conversion Rights.  In the event AT&T PCS terminates its
       -------------------------
obligations under Section 8.6 pursuant to Section 8.8(c) with respect to any Overlap Territory, the Company shall have the following rights which may be exercised by the Company in its sole discretion during the sixty (60) day period commencing on the date of such termination:

(a) (i) The Company shall have the right in accordance with the Certificate to cause AT&T PCS and any Section 4.12 Transferee (as defined in the Certificate) to exchange either (A) all, or (B) a proportionate number of shares of Series A Preferred Stock and Series B Preferred Stock then owned by AT&T PCS and each
Section 4.12 Transferee equal to a fraction, the numerator of which is the number of POPS in the Overlap Territory and the denominator of which is the total number of POPS in the Territory, of the shares of Series A Preferred Stock and Series B Preferred Stock then owned by AT&T PCS and each Section 4.12 Transferee for an equivalent number of shares of Series H Preferred Stock or Series I Preferred Stock determined in accordance with the Restated Certificate; and

(ii) The Company shall have the right in accordance with the Certificate to cause AT&T PCS and each Section 4.12 Transferee to exchange either (A) all or
(B) a proportionate number equal to a fraction, the numerator of which is the number of POPs in the Overlap Territory, and the denominator of which is the total number of POPs in the Territory, of the shares of Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock and Common Stock Beneficially Owned by AT&T PCS on the date hereof (or shares of Common Stock into which such shares of Series D Preferred Stock, Series F Preferred Stock and Series G Preferred Stock shall have been converted) and that AT&T PCS or a
Section 4.12 Transferee continues to own on the date such right is exercised by the Company for that number of shares of Series H Preferred Stock and Series I Preferred Stock as shall be equal to the aggregate purchase price paid by AT&T PCS for all of such shares of Series D Preferred Stock, Series F Preferred Stock and Common Stock that AT&T PCS or such Section 4.12 Transferee then Beneficially Owns (including any shares of Common Stock into which such Series D Preferred Stock, Series F Preferred Stock and Series G Preferred Stock shall have been converted) divided by the liquidation preference of the Series H Preferred Stock and Series I Preferred Stock determined in accordance with the Restated Certificate; provided, however, that (x) if the Company exercises its right under clause (i)(A) of this Section 6.1(a) it shall be required to exercise its right under clause (ii)(A) of this Section 6.1(a), and vice versa; and if the Company exercises its right under clause (i)(B) of the Section 6.1(a) it shall be required to exercise its right under clause (ii)(B) of this Section 6.1(a) and vice versa, and (y) the provisions of this Section 6.1(a) shall not apply to any Section 4.12 Transferee which is a Cash Equity Investor.

(b) The Company may redeem the shares of Series H Preferred Stock and Series I Preferred Stock at any time as provided in the Restated Certificate.

6.2   Joint Marketing Right.  During the period commencing on the date of
      ---------------------
announcement by AT&T PCS of a transaction meeting the description of a transaction set forth in clauses (a), (b) and (c) of the definition of a Disqualifying Transaction (unless AT&T PCS notifies the Company it has waived its right to declare such transaction a Disqualifying Transaction in which event, this Section 6.2 shall not be applicable to such transaction) and terminating on the later of (x) six (6) months after the date of consummation of such transaction, and (y) if applicable, the date by which AT&T PCS is required under applicable law to dispose of any PCS System or Cellular System serving a Subject Market (the "Section 6.2 Period"), the following provisions shall apply:

(a) If AT&T PCS proposes to sell, transfer or assign any Subject Market to any Person which is not an Affiliate of AT&T PCS, AT&T PCS shall give written notice (the "Company Sale Notice") to the Company and the Company shall have the right, exercisable by written notice given within ten (10) days of receipt of the Company Sale Notice, to elect to cause AT&T PCS to offer for sale jointly with the Company for a period of ninety (90) days the Subject Markets covered by the Company Sale Notice together with all of the Territory included in the MTA that includes the Subject Markets (the "Joint Marketing Period"). In the event that AT&T PCS has granted similar rights to the rights set forth in this Section 6.2 to any Joint Marketing Participant and any Subject Market is also a "Subject Market" under the terms of any agreement between AT&T PCS and any such Joint Marketing Participant, the Company agrees that any territory of the Joint Marketing Participant that is required under the terms of such agreement to be offered for sale jointly with any Subject Markets shall be offered for sale jointly with such Subject Markets and all of the Territory included in the MTA that includes any such Subject Market. During the Joint Marketing Period, AT&T PCS shall not sell any Subject Market other than in a transaction that includes the Subject Market and the Territory included in the MTA that includes Subject Market, provided, however, that neither AT&T PCS nor the Company shall be obligated to enter into a transaction for the Subject Market and such Territory other than on terms acceptable to each of them in their sole discretion. This
Section 6.2 shall cease to apply to any Subject Market upon the earlier of (x) if the Company fails to make the joint marketing election with respect to the Subject Market within the ten (10) day period referred to above, the expiration of such ten (10) day period, or (y) if the Company makes the joint marketing election with respect to the Subject Market, upon the expiration of the Joint Marketing Period.

(b) Nothing contained in this Section 6.2 shall (x) be construed to require AT&T PCS to deliver a Company Sale Notice with respect to the Subject Market except during the Section 6.2 Period, (y) extend the obligation of AT&T PCS set forth in this Section 6.2 beyond the expiration of the Section 6.2 Period or (z) apply to any sale, transfer or assignment of the Subject Market pursuant to an agreement executed on any date not within the Section 6.2 Period.

(c) Nothing in this Agreement shall be construed to require AT&T PCS to deliver the notice described in clause (d) of the definition of a Disqualifying Transaction, including, without limitation, circumstances in which AT&T PCS or its Affiliates enters into any transaction meeting the description of a transaction set forth in clauses (a), (b) and (c) of the definition of a Disqualifying Transaction.

7.   Additional Rights and Covenants.
     -------------------------------

7.1  Access.  The Company shall permit, and shall cause each of its Subsidiaries
     ------
to permit, upon reasonable notice, during normal business hours, each Qualified Holder and its directors, officers, employees, attorneys, accountants, representatives, consultants and other agents, at the sole expense of such Qualified Holder, to (a) visit and inspect any of the properties and facilities of the Company and its Subsidiaries, (b) examine and make copies of and extracts from the corporate and financial records of the Company and its Subsidiaries,
(c) discuss the affairs, finances and accounts of the Company or any such Subsidiary with any of its officers, directors and key employees and its independent accountants, and (d) otherwise investigate the properties, businesses and operations of the Company and its Subsidiaries, in each case as such Qualified Holder reasonably deems necessary; provided, however, that each Qualified Holder may exercise its rights pursuant to this Section 7.1 no more than three times in any 12 month period. The Company shall, and shall cause each of its Subsidiaries and the officers, directors and employees of the Company and its Subsidiaries to, cooperate fully in connection with such inspection, examinations and discussions. The presentation of a copy of this Agreement by any Qualified Holder to the independent accountants of the Company or any of its Subsidiaries shall constitute permission by the Company or such Subsidiary to its independent accountants to participate in discussions with such Qualified Holder.

7.2  Merger, Sale or Liquidation of the Company.
     ------------------------------------------

(a) Except for transactions permitted pursuant to Section 7.6 and to the extent permitted in this Section 7.2, the Company shall not, and shall not permit any of its Subsidiaries to, except with the prior written consent of AT&T PCS or in accordance with Sections 7.2(b) and 7.2(c), effect (i) any merger, combination or consolidation of the Company or such Subsidiary with or into any other entity (regardless of whether the Company or such Subsidiary is the surviving entity in any such transaction) (any such merger, combination or consolidation is referred to as a "Company Merger"), (ii) any sale or disposition of a substantial portion of its assets (a "Company Asset Sale"), or (iii) the liquidation, dissolution or winding up of the Company or such Subsidiary.

(b) The Company and its Subsidiaries may effect a Company Merger, without the prior written consent of AT&T PCS, (i) in which the only constituent corporations are two or more of the Company's wholly owned Subsidiaries, (ii) in which the only constituent corporations are the Company and one or more of its wholly owned Subsidiaries and the Company is the surviving corporation, or (iii) between a Subsidiary of the Company and another entity for the purpose of acquiring such other entity; provided, however, that (x) such transaction does not affect the capital structure of the Company, except to the extent the Company issues common stock to the stockholders of the other entity pursuant to the terms of such Company Merger, (y) the surviving corporation is a direct or indirect wholly owned Subsidiary of the Company, and (z) the consummation of such transaction does not violate Section 8.1(a).

(c) The Company and its Subsidiaries may effect any of the transactions described in clauses (i) or (ii) of Section 7.2(a) (a "Sale Transaction"), without the prior written consent of AT&T PCS, if (a) such transaction has no material effect on AT&T PCS' equity interest in the Company (and the seniority thereof) or its rights under this Agreement, (b) the Company's direct or indirect interest in its assets is unaffected by such transaction in any material respect, and (c) such transaction is otherwise equivalent in all material respects to AT&T PCS to the sale by each of the other Stockholders of its equity interests in the Company for cash or marketable securities; provided, that any such Sale Transaction shall nevertheless be subject to a right of first offer in accordance with the provisions of Section 7.2(d).

(d) Prior to entering into a Sale Transaction, the Company shall give written notice (the "Sale Notice") to AT&T PCS. Each Sale Notice shall describe in reasonable detail all material terms of the proposed Sale Transaction. The Sale Notice shall constitute an irrevocable offer (a "Sale Offer") to enter into the Sale Transaction with AT&T PCS on the terms set forth in the Sale Notice. AT&T PCS shall have the irrevocable right and option, but not the obligation, to accept the Sale Offer in whole but not in part by giving written notice of its acceptance of such offer within thirty (30) days of the date the Sale Notice is given. The Sale Transaction shall be closed at the principal executive offices of the Company within thirty (30) days after the acceptance by AT&T PCS of the Sale Offer; provided, however, that, if the Sale Transaction is subject to the consent of
-----------------
the FCC or any public service or public utilities commission, the Sale Transaction shall be closed on the fifth business day after all such consents shall have been obtained by Final Order. If AT&T PCS declines (which shall include the failure to give timely notice of acceptance) to accept the Sale Offer, the Company shall have the right (for a period of ninety (90) days following the expiration of the thirty (30) day acceptance period referred to above) to close a Sale Transaction on the terms described in the Sale Offer (except that the price must be at least 95% of the price set forth in the Sale Offer); provided, however, that, if the consent of the FCC or any public service
        -----------------
or public utilities commission is required, the Sale Transaction may be closed not later than the fifth business day after all such consents shall have been obtained by Final Order. If, after giving a Sale Offer, the Company does not close a Sale Transaction in accordance with the terms of the immediately preceding sentence, the Company shall not effect any Sale Transaction without giving another Sale Notice in accordance with this Section 7.2(d).

7.3  Wholly-Owned Subsidiaries.  All of the Company's Subsidiaries shall be
     -------------------------
direct or indirect wholly owned Subsidiaries of the Company, and the Company shall not, and shall not permit any Subsidiary to, sell or issue, transfer, encumber or otherwise dispose of any shares of capital stock of any of the Company's Subsidiaries to any Person other than the Company and its direct or indirect wholly owned Subsidiaries, except for a pledge of any such shares in connection with the incurrence of indebtedness.

7.4  Confidentiality.
     ---------------

(a) Each party shall, and shall cause each of its Affiliates, and its and their respective stockholders, members, managers, directors, officers, employees and agents (collectively "Representatives") to, keep secret and retain in strictest confidence any and all information relating to the Company or any other party that is designated in writing by the party providing such information or the Company as confidential ("Confidential Information") and shall not disclose such information, and shall cause its Representatives not to disclose such information, to anyone except such Affiliates, Representatives or any other Person that agrees in writing to keep in confidence all such information in accordance with the terms of this Section 7.4. Each party agrees to use such information received from another party or the Company only in connection with its ownership interest in the Company but not for any other purpose. All such information furnished pursuant to this Agreement shall be returned promptly to the party to whom it belongs upon request by such party.

(b) To the fullest extent permitted by law, if a party or any of its Affiliates or Representatives breaches, or threatens to commit a breach of, this Section 7.4, the party whose Confidential Information shall be disclosed, or threatened to be disclosed, shall have the right and remedy to have this Section 7.4 specifically enforced by any court having jurisdiction, it being acknowledged and agreed that money damages will not provide an adequate remedy to such party. Nothing in this Section 7.4 shall be construed to limit the right of any party to collect money damages in the event of breach of this Section 7.4.

(c) Anything else in this Agreement notwithstanding, each party shall have the right to disclose any information, including Confidential Information of the other party or such other party's Affiliates, in any filing with any regulatory agency, court or other authority or any disclosure to a trustee of public debt of a party to the extent that the disclosing party determines in good faith that it is required by Law, regulation or the terms of such debt to do so; provided,
                                                                      --------
however, that any such disclosure shall be as limited in scope as possible and
-------
shall be made only after giving the other party as much notice as practicable of such required disclosure and an opportunity to contest such disclosure if possible.

7.5  AT&T PCS Retained Licenses. In the event that AT&T PCS desires to Transfer
     --------------------------
all or any of the AT&T PCS Retained Licenses in the Territory at any time prior to January 17, 2007, AT&T PCS shall give written notice thereof to the Company at least thirty (30) days prior to entering into a binding agreement to sell such AT&T PCS Retained Licenses in the Territory such notice to specify among other things, the AT&T PCS Retained Licenses in the Territory that it desires to sell. For a period of thirty (30) days after the date such notice is given, the Company shall have the right to negotiate with AT&T PCS with respect to the purchase of all, but not less than all, of such AT&T Retained Licenses in the Territory; it being understood and agreed that such right shall not be deemed to be a right of first offer or right of first refusal for the benefit of the Company and AT&T PCS shall have the right to reject any offer made by the Company during such thirty (30) day period. In the event no binding agreement to sell all or any of such AT&T PCS Retained Licenses in the Territory is entered into prior to the expiration of the one hundred and eighty (180) day period following the expiration of such (30) day period, such Licenses shall become subject once again to the provision and restrictions hereof.

7.6  Permitted Transactions.  Notwithstanding the terms of Section 7.2(a) and
     ----------------------
8.4(a):

(a)  [RESERVED];

(b) The Company may acquire FCC Licenses (each such License a "Permitted Cellular License") authorizing the holder to provide in a specified geographic area using specified frequencies in respect of which the Board of Directors has determined that the acquisition of such License (and any other assets being acquired together therewith) is a demonstrably superior alternative to constructing a PCS System in the applicable area within the PCS Territory, provided that, (i) a majority of the POPs included in the geographic area covered by such License are within the PCS Territory, (ii) none of AT&T PCS, any Affiliate thereof or any AT&T Licensee owns an interest in an FCC License to provide Commercial Mobile Radio Service in such geographic area, and (iii) the ownership of such License will not conflict with, or cause AT&T PCS, any Affiliate thereof or any AT&T Licensee to be in violation or breach of any agreement, instrument, Law or License applicable to or binding upon such Person or its assets. Notwithstanding the foregoing, the Company shall not acquire any Permitted Cellular License if the acquisition of such License would adversely affect the Company's ability to satisfy its obligations under the first sentence of Section 8.1(b); and

(c) The Company may acquire licenses issued by the FCC to provide wireless services (other than PCS Licenses or Permitted Cellular Licenses) (each such license a "Permitted Non- CMRS License") authorizing the holder to provide in a specified geographic area using specified frequencies in respect of which the Board of Directors has determined that the acquisition of such Permitted Non-CMRS License (and any other assets being acquired together therewith) is necessary or desirable to constructing a PCS System in the applicable area within the PCS Territory, provided that, (i) the POPs included in the geographic area covered by such License are within the PCS Territory,
(ii) none of AT&T PCS or any Affiliate thereof owns an interest in a similar Permitted Non-CMRS License in such geographic area, (iii) the ownership of such License will not conflict with, or cause AT&T PCS or any Affiliate thereof to be in violation or breach of any agreement, instrument, Law or License applicable to or binding upon such Person or its assets, and (iv) the service to be provided by the Company using such Permitted Non-CMRS License complies with the definition of Business. Notwithstanding the foregoing, the Company shall not acquire any Permitted Non- CMRS License if the acquisition of such License would adversely affect the Company's ability to satisfy its obligations under the first sentence of Section 8.1(b).

7.7  Springfield/Joplin.  In the event that AT&T PCS shall propose to sell,
     ------------------
transfer or otherwise dispose of its interest in the Springfield/Joplin System to any Person other than the Company, AT&T PCS agrees to negotiate in good faith with the Company to sell the License for the Springfield/Joplin BTA to the Company; it being understood that AT&T PCS shall have no obligation to sell such License to the Company unless the terms thereof are satisfactory to AT&T PCS in its sole discretion. In the event the Company does not acquire an FCC PCS License covering the Springfield/Joplin BTA, the Minimum Build-Out Plan for the St. Louis MTA shall be deemed to be amended to be the minimum build-out requirements under applicable FCC rules in lieu of the build-out requirements set forth in the Minimum Build-Out Plan.

7.8  Covenant of Holders of Class C and Class F Common Stock.  (a)  Each holder
     -------------------------------------------------------
of Class C and Class F Common Stock hereby covenants and agrees that, for so long as it is a holder of any Class C and Class F Common Stock and to the extent and for so long as required by FCC rules, it will maintain its status as an "Institutional Investor", as such term is used in 47 CFR Section 24.720(h), that it shall otherwise comply with applicable FCC requirements and that it will give written notice to the Company within five (5) days after such Stockholder becomes aware that it no longer maintains such status for any reason (the "Transfer Event"). Upon the occurrence of a Transfer Event with respect to any Stockholder under circumstances such that (i) the failure of the Stockholder to maintain its status as an Institutional Investor would compromise any of the material benefits the Company derives as a "Very Small Business" or "Small Business", as defined in 47 CFR Section 24.720(b) or from the Company's eligibility to bid on frequency block "C" or "F" licenses, as specified in 47 CFR Section 24.709 or to be eligible to receive any of the rights specified in 47 CFR Sections 27.711, 24.712, 24.716 and 24.717 (collectively, the "Material
                                                                      --------
Benefits") and (ii) the Stockholder is unable to obtain a waiver from the FCC
--------
regarding, or to cure, such Transfer Event or loss of Material Benefits, the other holders of Class C Common Stock or Class F Common Stock, as applicable, at the time shall have the right to purchase any or all of such Stockholder's Class C Common Stock or Class F Common Stock, as applicable, pursuant to the terms hereof, or, if not so purchased by the other holders of Series C Common Stock or Class F Common Stock, as applicable, by one or more Persons designated by the Company.

(b) Within fifteen (15) days of becoming aware that a Transfer Event has occurred with respect to a Stockholder, the Company shall give the other holders of Class C Common Stock or Class F Common Stock, as applicable, notice of their right to purchase the Stockholder's

Class C Common Stock or Class F Common Stock, as applicable, for the purchase price paid by such holder of Class C Common Stock or Class F Common Stock, as applicable.

(c) Notwithstanding the foregoing, any Stockholder which suffers a Transfer Event may, if to do so would avoid the loss of Material Benefits, elect to convert all or part of its Class C or Class F Common Stock to another class of Common Stock which the Company has authorized, or to waive in writing such rights pertaining to its ownership of such stock as may be necessary to avoid the loss of Material Benefits, which election shall be made no later than five
(5) days before the FCC Determination Date.

7.9  Option Licenses.  (a)  Notwithstanding any other provision of this
     ---------------
Agreement, except with the prior written consent of AT&T PCS, the PCS Territory shall not include the geographic area covered by the PCS Licenses (the "Option Licenses") acquired by the Company pursuant to the Option Agreement. By way of amplification and not limitation of the foregoing, the Company and the Stockholders acknowledge and agree that, unless and until such consent of AT&T PCS is hereafter obtained, the term "Company Communications Services" shall not include any mobile wireless telecommunications services or any other telecommunications services provided using the Option Licenses, and the term "Business" shall not include owning, construction or operating systems to provide Company Communications Services (or any other telecommunications systems) on frequencies licensed to the Company for Commercial Mobile Radio Services pursuant to the Option Licenses.

(b) The Company further agrees that, except with the prior written consent of AT&T PCS, it shall not (and it shall not permit its Subsidiaries to) construct any telecommunications systems with respect to the Option Licenses or take any other actions in respect of, or incur or pay any costs or expenses relating to, the Option Licenses or the territory covered by the Option Licenses (the "Option Territory"), except that the Company and its Subsidiaries may: (i) perform its obligations under and consummate the transactions contemplated in the Option Agreement and the License Purchase Agreement annexed thereto: (ii) take actions reasonably required to maintain ownership of the Option Licenses (other than any applicable FCC build-out requirements relating to the Option Territory, including paying when due interest on and principal of the existing indebtedness to the U.S. Department of Treasury related to the Option Licenses; and (iii) if it determines to do so in the future, dispose of the Option Licenses, and, in the case of (i), (ii) and (iii), pay any reasonable out-of-pocket costs related thereto.

7.10 New Areas Minimum Buildout Plan.  The Company hereby agrees to build out
     -------------------------------
New Areas in accordance with a minimum buildout plan to be agreed upon in customary form between the Company and AT&T PCS (the "New Areas Minimum Buildout Agreement") within ___ days from the date hereof, which will provide with no prejudice to the parties' current understanding that within ___ years, specifying the year by year targets, that the New Areas will be built out to a level of 80% of the POPs in the Milwaukee B.T.A. and 75% elsewhere, plus appropriate coverage of highways and interstate POPs are deemed built out if they have coverage of negative as signal strength (as is the standard for Schedule V). The New Areas Minimum Buildout Agreement shall contemplate that the New Areas may be effected by the consummation, or lack thereof, of certain agreements related thereto and shall adjust the timing according.

8.   Operating Arrangements.
     ----------------------

8.1  Construction of Company Systems.
     -------------------------------

(a) The Company hereby agrees to construct, or cause its Subsidiaries to construct, Company Systems covering the Territory on a schedule no less rapid than is set forth in the Minimum Build-Out Plan. The Company Systems shall be technologically compatible in all material respects with systems being used in a Majority of the TeleCorp Region and a Majority of the Tritel Region, respectively (including without limitation for the purpose of facilitating roaming and hand-off between systems), and will to the extent technologically feasible implement the same User Interface as such systems, with the intention that the User Interface in Company Systems will not differ from the User Interface in a Majority of the TeleCorp Region and a Majority of the Tritel Region, respectively, in a manner that would be material to customers.

(b) The Company and AT&T PCS hereby agree that the Company shall assume and be obligated to satisfy the construction requirements set forth in 47 CFR 24.203 with respect to the AT&T PCS Retained Licenses in the Territory and the AT&T PCS Licenses. The Company and AT&T PCS agree from time to time at the request of the Company or AT&T PCS, as applicable, to provide the other with information concerning the status of construction of its PCS Systems to enable such party to determine the level of compliance with such construction requirements with respect to the AT&T PCS Retained Licenses and AT&T PCS Licenses, as applicable.

(c) The Company will arrange for all necessary microwave relocation in connection with the AT&T PCS Licenses and pay, assume or (if applicable) reimburse AT&T PCS or its Affiliates for any obligation to pay, any reasonable costs incurred by it or AT&T PCS in connection with any such microwave relocation, provided, that nothing contained herein shall require the Company to pay any costs incurred in connection with microwave relocation in connection with the AT&T PCS Retained Licenses.

8.2  Service Features.  Company Systems will offer the Core Service Features.
     ----------------
Company Systems will also offer, at the written request of AT&T PCS, additional service features that AT&T PCS has notified the Company it will provide in a Majority of the TeleCorp Region and a Majority of the TeleCorp Region, respectively, unless the Board of Directors reasonably determines that the provision of such additional features would be financially detrimental to the Company. Unless the Board of Directors makes such a determination, any such additional features shall be adopted within one hundred twenty (120) days after the request by AT&T PCS. The Critical Network Elements are set forth on
Schedule XI.

8.3  Quality Standards.  The Company shall use commercially reasonable efforts
     -----------------
to cause the Company Systems to comply with the TDMA Quality Standards. Without limiting the foregoing, with respect to each material portion of a Company System (such as a city) that the Company places in commercial service, on or prior to the first anniversary of the date such material portion is placed in commercial service, the Company shall cause each such material portion to achieve a level of compliance with the TDMA Quality Standards equal to at least the average level of compliance achieved by comparable PCS and Cellular Systems owned and operated by AT&T PCS taking into account, among other things, the relative stage of development thereof. In the event that the Company fails to achieve such level of compliance, the Company shall not be deemed to be in material breach of this provision if such non-compliance is cured within thirty (30) days of notice thereof from AT&T PCS to the Company, or, if such breach is not capable of being cured within such thirty (30) day period using commercially reasonable efforts, within one hundred eighty (180) days of such notice, provided the Company is using commercially reasonable efforts to cure such material breach as soon as reasonably practicable.

8.4  No Change of Business.
     ---------------------

(a) Subject to Section 7.6, the Company will not, and will not permit any of its Subsidiaries to, without obtaining the prior written consent of AT&T PCS, do any of the following: (i) conduct, directly or indirectly, any business other than the Business, (ii) make any material change to the Minimum Build-Out Plan in the Territory, or (iii) effect any transaction, agreement or arrangement which has or could reasonably be expected to have the effect of materially impairing or materially limiting the ability of (x) subscribers to Cellular Systems and PCS Systems in which AT&T PCS or its Affiliates have an ownership interest to utilize the Company Systems for roaming, or (y) AT&T PCS or its Affiliates to resell wireless service on the Company Systems; it being understood that clause (i) shall not be deemed to restrict the business of the Company in any Overlap Territory.

(b) During the period commencing on the date hereof through and including the first anniversary of the date hereof, without obtaining the prior written consent of each SBIC Holder, the Company will not, and will not permit any of its Subsidiaries, to conduct, directly or indirectly, any business other than the Business.

(c) If at any time during the term of this Agreement AT&T PCS and its Affiliates determine to discontinue use of TDMA in a Majority of the United
States: (i) the Company will have the right to cease to use TDMA and may adopt the new technology adopted by AT&T PCS and its Affiliates in a Majority of the United States or implement any other alternative technology in Company Systems, and, if it exercises such right, the definition of Company Systems shall be automatically deemed to be modified by substituting a reference to such new or alternative technology in lieu of the reference in such definition to TDMA, and
(ii) the obligations of AT&T PCS and its Affiliates pursuant to Section 8.6 shall terminate and be of no further force or effect, unless within sixty (60) days of notice by AT&T PCS to the Company specifying that AT&T PCS and its Affiliates have determined to discontinue use of TDMA in a Majority of the United States, the Company agrees to implement in Company Systems on a reasonable schedule the new technology adopted by AT&T PCS and its Affiliates in a Majority of the United States. In the event AT&T PCS desires to test any technology that is an alternative to TDMA in any PCS System or Cellular System contiguous to the Territory, AT&T PCS hereby agrees to notify the Company at least thirty (30) days before conducting such test and will conduct such tests in a manner that does not have a material adverse effect on the Company.

(d) The parties acknowledge and hereby reaffirm consent to the acquisition by the Company of a 15 MHz C Block PCS License in the Monroe, LA BTA pursuant an agreement, dated December 2, 1998 among TeleCorp Holding Corp., Inc., TeleCorp PCS, Inc. and Wireless 2000, Inc. The Company acknowledges and hereby reaffirms confirmation that the Business shall not include any activities of any nature whatsoever in the Monroe, LA BTA, other than in the

Included Monroe Counties, or in Strafford County, New Hampshire and the Company agrees that it shall not conduct any activities, including without limitation, providing Company Communications Services, in the Monroe, LA BTA, other than in the Included Monroe Counties, or in Strafford County, New Hampshire without the prior written consent of AT&T PCS.

8.5  Preferred Provider.
     ------------------

(a) The Company and its Subsidiaries shall not market, offer, provide or resell interexchange services, except (i) interexchange services that constitute Company Communications Services and (ii) interexchange services procured from AT&T Corp. or an Affiliate thereof designated by AT&T Corp. Such interexchange services shall be provided by AT&T Corp. or such Affiliate at the same rates as the rates charged by AT&T Corp. or such Affiliate to other similarly situated carriers. It is anticipated that such services will be provided by AT&T Corp. or such Affiliate pursuant to an agreement incorporating such rates. Upon specific request of any customer, the Company may permit such customer to utilize the interexchange services of another interexchange provider (including the interexchange services of AT&T Corp. and its Affiliates), provided, however,
                                                          --------  -------
that neither the Company nor any Affiliate thereof will accept any referral fee, commission, credit against its long distance bill, or any other remuneration, directly or indirectly, from such other provider in exchange for permitting its customers to utilize such other interexchange provider; it being understood that such prohibition against the acceptance of any such referral fees, commissions, credits or other remuneration shall not be applicable to any such referral fees, commissions, credits or other remuneration paid by AT&T Corp. and its Affiliates. The Company covenants and agrees that neither it nor its Affiliates will market, offer, promote or otherwise encourage its customers to utilize the interexchange services of any Person other than the Company (such services having been procured as set forth above by the Company from AT&T Corp. or an Affiliate thereof) or AT&T Corp. or an Affiliate thereof.

(b) With respect to services other than interexchange services, when the Company or a Subsidiary does not itself develop, or is not permitted to develop, one or more telecommunications services that are offered or provided in connection with the conduct of its Business (including, by way of example, local telephone services or voicemail), but instead procures such services, the Company shall request in writing that AT&T PCS provide such services (directly or through an Affiliate designated by it) and, provided, that AT&T PCS (or a designated Affiliate) offers to provide such telecommunication services to the Company on reasonably competitive terms, the Company or such Subsidiary shall procure such services from AT&T PCS (or such Affiliate thereof).

8.6  Exclusivity.
     -----------

(a) None of the Stockholders or their respective Affiliates will provide or resell, or act as the agent for any Person offering, within the Territory, Company Communications Services except that, AT&T PCS and its Affiliates may (i) resell, or act as the Company's agent for, Company Communications Services provided by the Company in accordance with the Resale Agreement (or any other agreement between AT&T PCS and its Affiliates, on the one hand, and the Company, on the other hand), including bundling any such Company Communications Services with other telecommunications services marketed, offered and provided or resold by such Person, (ii) provide or resell wireless telecommunications services to or from specific locations

(such as buildings or office complexes), even if the subscriber equipment used in connection with such service may be capable of routine movement within a limited area (such as a building or office complex), and even if such subscriber equipment may be capable of obtaining other telecommunications services beyond such limited area (which other services may include routine movement beyond such limited area) and hand-off between the service to such specific locations and such other telecommunications services; provided, however, that if AT&T PCS or any of its Affiliates sells such mobile wireless subscriber equipment such equipment shall be capable of providing (but not necessarily on an exclusive basis) Company Communications Services, (iii) resell Company Communications Services provided by a Person other than the Company in any geographical area within the Territory in which the Company has not placed a Company System into commercial service (it being understood that in the event that AT&T PCS or any of its Affiliates that is reselling Company Communications Services of a Person other than the Company in a geographic area within the Territory at the time the Company places a portion of a Company System including such geographic area into commercial service, AT&T PCS or its Affiliates, as applicable, shall terminate such resale arrangement with respect to such geographic areas within thirty (30) days of the date such portion of a Company System is placed in commercial service) and (iv) provide or resell, or act as the agent for any person offering, Company Communications Service within the Kentucky RSAs pursuant to the terms of the arrangements in effect on the date hereof with ACC Acquisition LLC, as such agreement may be amended, modified, supplemented or modified after the date hereof or pursuant to a successor agreement entered into with respect to the subject matter thereof. AT&T PCS agrees to provide the Company with not less than sixty (60) days' prior notice of any resale activities described in clause (iii) hereof, such notice to include a reasonable description of such resale activities and to use tri-mode phones, to the extent commercially reasonable in connection with such resale activities. To the extent the "other telecommunications services" referred to in clause (ii) of the first sentence of this Section 8.6(a) constitute Company Communications Services, neither AT&T PCS nor any of its Affiliates or any AT&T Licensee may provide or resell, or act as agent for any Person offering, such "other telecommunications services" except Company Communications Services provided by the Company in accordance with the terms of clause (i) of the first sentence of this Section 8.6(a). Nothing herein shall be construed to limit in any respect any advertising and promotional and similar activities by AT&T PCS or its Affiliates or any Cash Equity Investor or any of its Affiliates.

(b) With respect to the markets listed on Schedules 1 and 2 to the Roaming Agreement, as amended from time to time, each of AT&T PCS and the Company shall, and shall cause each of its Affiliates to, in its and such Affiliates' capacity as Home Carrier: (i) program and direct its authorized dealers to program the subscriber equipment provided by it or such authorized dealers to its customers, at the time it is provided to such customers, (to the extent such programming is technologically feasible) so that the Company or AT&T PCS, as the case may be, and such Affiliates, in its and such Affiliates' capacity as Serving Carrier, is the preferred provider of Service in the markets listed on such Schedules 1 and 2, and (ii) refrain, and direct its authorized dealers to refrain, from inducing any of its customers to change or, except at such customer's request in the event the quality of the Company's services do not meet industry standards, changing the programming described in clause (i) above; provided, however,
                                                        --------  -------
the provisions of this Section 8.6(b) shall not apply to AT&T PCS and its Affiliates in the Kentucky RSAs. For the purpose of this Section 8.6(b), the terms "Affiliate," "Home Carrier" and "Serving Carrier" shall have the meanings ascribed thereto in the Roaming Agreement.

(c) Notwithstanding the provisions of this Section 8.6, Mounger and Martin shall not be deemed in violation of this Section 8.6 by reason of their respective interests in Mississippi-34 Cellular Corporation on May 15, 1998 or the activities of such entity being conducted on May 15, 1998; additionally, those individuals shall not be deemed in violation of this Section 8.6 by reason of their respective interests in Mercury Wireless Management Inc. (which owns certain IVDS Licenses covering the Jackson, Mississippi MSA) on May 15, 1998 or the activities of such entity as being conducted on May 15, 1998.

8.7  Other Business; Duties; Etc.  Except to the extent expressly set forth in
     ---------------------------
Section 8.6, AT&T PCS and each Cash Equity Investor and any Person affiliated with AT&T PCS or a Cash Equity Investor may engage in or possess an interest in other business ventures, and may engage in any other activities, of every kind and description (whether or not competitive with the business of the Company or otherwise affecting the Company), independently or with others and shall owe no duty or liability to the Company, the other Stockholders or their Affiliates in connection therewith. None of the Company or the other Stockholders shall have any rights in or to such independent ventures or the income or profits therefrom by virtue of this Agreement or any of the Related Agreements. Without limiting the generality of the foregoing, in the event that AT&T PCS or a Cash Equity Investor or a Person affiliated with AT&T PCS or a Cash Equity Investor develops inventions which are patentable or are otherwise trade secrets relevant to the Business, AT&T PCS or such Cash Equity Investor or affiliated Person shall nevertheless retain ownership of such invention and may license it to the Company if the Company so desires and if mutually satisfactory terms are agreed to. The Company shall also have the right to develop any inventions related to the Business deemed desirable by it and to retain title to such inventions. To the extent that, at law or in equity, AT&T PCS or a Cash Equity Investor or any Person affiliated with AT&T PCS or a Cash Equity Investor would have duties (including fiduciary duties) and liabilities to the Company, or to the Stockholders, different from or in addition to those provided in this Section
8.7 and Section 8.6 with respect to the subject matter of such Sections, all rights of the Company and the Stockholders arising out of such duties and liabilities are hereby waived and no such Person shall be liable to the Company or to any Stockholder for its good faith reliance on the provisions of this
Section 8.7.

8.8  Acknowledgments and Termination of Exclusivity.
     ----------------------------------------------

(a) The Stockholders hereby expressly acknowledge that none of the Stockholders would have been willing to enter into this Agreement or make contributions to the capital of the Company, except for each other Stockholder's and its Affiliates willingness to enter into this Agreement (including without limitation the provisions set forth in this Section 8) and the Related Agreements.

(b) Without limiting the foregoing, and without limiting the remedies that may be available to it at law or in equity, in the event of a Substantial Company Breach, the obligations of AT&T PCS and its Affiliates under Section 8.6 shall automatically terminate and be of no further force or effect.

(c) Upon consummation of a Disqualifying Transaction, AT&T PCS may, by notice to the Company, terminate its and its Affiliates' obligations under Section 8.6 with respect to any Overlap Territory, provided that the obligations of AT&T PCS and its Affiliates pursuant to

Section 8.6(b)(ii) shall continue in effect with respect to the then existing customers of the PCS Systems and Cellular Systems owned and operated by AT&T PCS and its Affiliates (and their respective successors pursuant to the applicable Disqualifying Transaction) before giving effect to such Disqualifying Transaction, so long as such customers remain customers of such systems and such systems continue to be owned or operated by AT&T PCS or its Affiliates. Notwithstanding the foregoing, in the event that the Company exercises its right pursuant to Section 6.1 to convert all of the shares of Company Stock owned by AT&T PCS into Series H Preferred Stock and Series I Preferred Stock, the reference in this Section 8.8(c) to the "Overlap Territory" shall be deemed to refer to the Territory.

8.9  Equipment, Discounts and Roaming.  AT&T PCS acknowledges and agrees that,
     --------------------------------
subject to the terms of Sections 8.1 and 8.5, the Company shall have the sole discretion to select (a) the equipment vendor(s) for the infrastructure to be constructed by the Company and (b) billing and other vendors providing goods and services to the Company. If reasonably requested by the Company, AT&T PCS agrees to use all commercially reasonable efforts to assist representatives of the Company in obtaining discounts from any AT&T PCS vendor with whom the Company is negotiating for the purchase of any such subscriber or infrastructure equipment. In addition, AT&T PCS agrees to use all commercially reasonable efforts to enable the Company to become a party to the roaming agreements between AT&T PCS and its Affiliates and operators of other Cellular Systems and PCS Systems or, subject to the Company agreeing to the obligations thereunder, entitled to the rights and benefits of AT&T PCS under such roaming agreements. The two immediately preceding sentences shall not be construed to require AT&T PCS or its Affiliates to take any action that AT&T PCS or such Affiliate determines in its sole discretion to be adverse to its interests. AT&T PCS may develop a roaming clearinghouse for AT&T Licensees, including the Company, pursuant to which the Company's subscribers that are roaming on PCS or Cellular Systems with which AT&T PCS or any of its Affiliates have entered into a roaming agreement will be identified on such PCS or Cellular System as an AT&T PCS subscriber, and settlement of roaming accounts for such Company subscribers would be effected first between AT&T PCS and such PCS or Cellular System and then settled between AT&T PCS and the Company. In the event AT&T PCS provides such roaming clearinghouse to the Company, the per-subscriber handling charge to the Company shall be commercially reasonable.

8.10 ANS Agreement.  At the request of the Company, AT&T PCS shall cause AWS to
     -------------
enter into an Advanced Network Services Agreement with the Company, substantially in the form of Exhibit C.

8.11 Resale Agreements.
     -----------------

(a) From time to time, upon the request of AT&T PCS, the Company shall enter into a Resale Agreement (the "Resale Agreement") relating to the Territory, substantially in the form of Exhibit D hereto, with AT&T PCS and any of its Affiliates and, with respect to any geographic area within the Territory, one other Person designated by AT&T PCS, provided such other Person is licensed to provide telecommunications services in such geographic area under the service marks used by AT&T Corp. and such other Person qualifies as a reseller under any generally applicable standards the Company establishes for its resellers from time to time and upon the request of AT&T PCS, the Company shall enter into an agency agreement authorizing AT&T PCS and any of its Affiliates and, with respect to any geographic area within the

Territory, one other Person designated by AT&T PCS, provided such other Person is licensed to provide telecommunications services in such geographic area under the service marks used by AT&T Corp. and such other Person qualifies as an agent under any generally applicable standards the Company establishes for its agents from time to time. Any such agency agreements shall provide that the Company shall pay the agent a commission at the rate then generally offered to the Company's agents and shall otherwise be on commercially reasonable terms. At no time shall there be more than one Person (other than AT&T PCS and its Affiliates) designated by AT&T PCS as a reseller or an agent with respect to any geographic area within the Territory.

(b) It is the intention of the parties that, in light of AT&T's PCS's equity interest in the Company and the other arrangements between AT&T PCS and its Affiliates and the Company (including the roaming revenues anticipated to be earned by the Company from subscribers of AT&T PCS and its Affiliates), the rates, terms and conditions of Service (as defined in the Resale Agreement) provided by the Company pursuant to the Resale Agreement or any other agreement between AT&T PCS or such other reseller and the Company shall be at least as favorable to AT&T PCS or such other reseller, taken as a whole, as the rates, terms and conditions of Service, taken as a whole, provided by the Company to any other Customer (as defined in the Resale Agreement) and, to the extent permitted by applicable law, such rates, terms and conditions shall be superior to those provided to any other Customer. Without limiting the foregoing, the rate plans offered by the Company pursuant to any Resale Agreement shall be designed to result in the average actual rate per minute paid by the Reseller for Service being at least 25% below the weighted average actual rate per minute billed by the Company to its subscribers for access and air time, but excluding revenues for features, taxes, toll or other non-rate items. The Company and Reseller shall negotiate commercially reasonable reductions to such resale rate based upon increased volume commitments (including roaming charges incurred by subscribers of AT&T PCS and its Affiliates).

8.12 Non-Solicitation.
     ----------------

(a) AT&T PCS hereby covenants and agrees that from and after the date hereof until six months after the date on which it shall cease to own any Equity Securities that neither AT&T PCS nor its Affiliates shall solicit for employment any employee of the Company; provided however that, nothing contained in this
Section 8.12(a) shall prevent AT&T PCS or its Affiliates from engaging in a general solicitation for employment that is not directed at employees of the Company.

(b) The Company hereby covenants and agrees that from and after the date hereof until six months after the date on which AT&T PCS or its Affiliates shall cease to own any Equity Securities that neither the Company nor its Affiliates shall solicit for employment any employee of the AT&T PCS or its Affiliates; provided, however that nothing contained in this Section 8.12(b) shall prevent the Company or its Affiliates from engaging in a general solicitation for employment that is not directed at employees of AT&T PCS and its Affiliates.

8.13 Co-Location.  Except in any portion of the Territory as to which the
     -----------
provisions of Section 8.6 shall have been terminated: (a) the Company agrees to permit on commercially reasonable terms AT&T PCS and its Affiliates to install, operate and maintain cell site equipment owned or used by AT&T PCS and its Affiliates in their respective businesses on the towers, buildings and other locations at which the Company's cell site equipment is installed, operated and maintained, and (b) AT&T PCS and its Affiliates agree to permit on commercially reasonable terms the Company to install, operate and maintain cell site equipment owned or used by the Company in its business on the towers, buildings and other locations at which AT&T PCS and its Affiliates cell site equipment is installed, operated and maintained.

8.14 Billing.  The Company hereby covenants and agrees that the Company's
     -------
billing system and software will conform to the "MABEL" format within 180 days after the date hereof.

9.   After-Acquired Shares; Recapitalization.
     ---------------------------------------

9.1  After Acquired Shares; Recapitalization.
     ---------------------------------------

(a) All of the provisions of this Agreement shall apply to all of the shares of Equity Securities now owned or hereafter issued or transferred to a Stockholder or to his, her or its Affiliated Successors in consequence of any additional issuance, purchase, exchange or reclassification of shares of Equity Securities, corporate reorganization, or any other form of recapitalization, or consolidation, or merger, or share split, or share dividend, or which are acquired by a Stockholder or its Affiliated Successors in any other manner.

(b) Whenever the number of outstanding shares of Equity Securities is changed by reason of a stock dividend or a subdivision or combination of shares effected by a reclassification of shares, each specified number of shares referred to in this Agreement shall be adjusted accordingly.

9.2  Amendment of Certificate.  Whenever the number of shares of authorized
     ------------------------
Common Stock is not sufficient in order to issue shares of Common Stock upon conversion of Preferred Stock in accordance with the Certificate, (i) the Company shall promptly amend the Certificate in order to authorize a sufficient number of shares of Common Stock, and (ii) each Stockholder agrees to vote its shares of Preferred Stock and Common Stock in favor of such amendment.

10.  Share Certificates.
     ------------------

10.1 Restrictive Endorsements; Replacement Certificates.  Each certificate
     --------------------------------------------------
representing the shares of Equity Securities now or hereafter held by a Stockholder (including any such certificate delivered upon conversion of the Preferred Stock) or delivered in substitution or exchange for any of the foregoing certificates shall be stamped with legends in substantially the following form:

(a) "The shares represented by this Certificate are subject to a Stockholders' Agreement dated as of __________, 2000, a copy of which is on file at the offices of the Company and will be furnished by the Company to the holder hereof upon written request. Such Stockholders' Agreement provides, among other things, for the granting of certain restrictions on the sale, transfer, pledge, hypothecation or other disposition of the shares represented by this Certificate, and that under certain circumstances, the holder hereof may be required to sell the shares represented by this Certificate. By acceptance of this Certificate, each holder hereof agrees to be bound by the provisions of such Stockholders' Agreement. The Company reserves the rights to refuse to transfer the shares represented by this Certificate unless and until the conditions to transfer set forth in such Stockholders' Agreement have been fulfilled"; and

(b) "The securities represented by this Certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any state securities or `Blue Sky' laws. Said securities may not be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of, unless and until registered under the Act and the rules and regulations thereunder and all applicable state securities or `Blue Sky' laws or exempted therefrom under the Act and all applicable state securities or `Blue Sky' laws."

     Each Stockholder agrees that he, she or it will deliver all certificates for shares of Equity Securities owned by him, her or it to the Company for the purpose of affixing such legends thereto.

(c) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate representing shares of Equity Securities subject to this Agreement and of a bond or other indemnity reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incident thereto, and upon surrender of such certificate, if mutilated, the Company will make and deliver a new certificate of like tenor in lieu of such lost, stolen, destroyed or mutilated certificate.

11.  Equitable Relief.  The parties hereto agree and declare that legal remedies
     ----------------
may be inadequate to enforce the provisions of this Agreement and that, in addition to being entitled to exercise all of the rights provided herein or in the Restated Certificate or granted by law, including recovery of damages, equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

12.  Miscellaneous.
     -------------

12.1 Notices.  All notices or other communications hereunder shall be in writing
     -------
and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile transmission, or by registered or certified mail (return receipt requested), postage prepaid, with an acknowledgment of receipt signed by the addressee or an authorized representative thereof, addressed as follows (or to such other address for a party as shall be specified by like notice; provided that notice of a change of address shall be effective only upon receipt thereof:

          If to AT&T PCS:


               c/o AT&T Wireless Services, Inc.
               7277 164/th/ Ave, N.E.
               Redmond, WA 98052
               Attention: William W. Hague
               Telephone: (425) 828-8461
               Facsimile: (425) 828-8451

          With a copy to:


               AT&T Corp.
               295 North Maple Avenue
               Basking Ridge, NJ 07920
               Attention: Corporate Secretary
               Telephone: (908) 221-6660
               Facsimile: (908) 221-6618

          and


               Friedman Kaplan & Seiler LLP
               875 Third Avenue, 8th Floor
               New York, New York 10022
               Attention: Gregg S. Lerner
               Telephone: (212) 833-1100
               Facsimile: (212) 355-6401

          If to a Cash Equity Investor, to its address set forth on Schedule I.

          With a copy to:


               Mayer, Brown & Platt
               1675 Broadway
               New York, New York 10019
               Attention: Mark S. Wojciechowski, Esq.
               Telephone: (212) 506-2525
               Facsimile: (212) 262-1910

          If to a Management Stockholder or to the Company, to:

               TeleCorp. PCS, Inc.
               1010 North Glebe
               Arlington, Virginia 22201
               Attention: General Counsel

          With a copy to each other party sent to the addresses set forth in this Section 12.1.

12.2 Entire Agreement; Amendment; Consents.
     -------------------------------------

(a) This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

(b) No change or modification of this Agreement shall be valid, binding or enforceable unless the same shall be in writing and signed by the Company and the Beneficial Owners of a majority of the shares of Class A Voting Common Stock party to this Agreement, including AT&T PCS, 66 2/3% of the Class A Voting Common Stock Beneficially Owned by the Cash

Equity Investors, and 66-2/3% of the Class A Voting Common Stock Beneficially Owned by the Management Stockholders; provided, however, that in the event any
                                      --------  -------
party hereto shall cease to own any shares of Equity Securities such party hereto shall cease to be a party to this Agreement and the rights and obligations of such party hereunder shall terminate, except to the extent otherwise provided in Section 4.7(a) with respect to any Unfunded Commitment.

(c) Whenever in this Agreement the consent or approval of a Stockholder is required, except as expressly provided herein, such consent or approval may be given or withheld in the sole and absolute discretion of each Stockholder.

12.3 Term.
     ----

(a) Subject to Sections 12.3(b), 12.3(c) and 12.4, this Agreement shall terminate upon the earliest to occur of any of the following events:

(i)   The consent in writing of all of the parties hereto; or

(ii)  July 17, 2009; or

(iii) One Stockholder shall Beneficially Own all of the Class A Voting Common Stock.

(b) Notwithstanding anything contained herein to the contrary, (i) the provisions of Sections 3 and 4 shall terminate on the earlier to occur of a termination pursuant to Section 12.3(a) and July 17, 2008, (ii) the provisions of Sections 3.1(e) (relating to AT&T PCS' right to approve directors selected by the holders of the Voting Preference Stock and any replacement for Messrs. Vento or Sullivan to the Board of Directors), 4.7(b), 7.2 and 8.4(a), shall terminate, and neither the Company nor any Stockholder shall be required to obtain AT&T PCS's prior written consent as required under such Sections, on the earlier to occur of (a) a termination pursuant to Section 12.3(a) and (b) (x) with respect to the period prior to July 17, 2006, the date on which AT&T PCS shall cease to Beneficially Own, in the aggregate, more than two-thirds of the number of shares of Series A Preferred Stock and Series B Preferred Stock that AT&T PCS Beneficially Own, in the aggregate, on the date hereof and (y) with respect to the period after July 17, 2006, the date on which AT&T PCS shall cease to Beneficially Own, in the aggregate, more than two-thirds of the number of shares of Class A Voting Common Stock that AT&T PCS Beneficially Owns, in the aggregate, on such July 17, 2006, and (iii) the provisions of Section 3.6 shall terminate on the date that the holders of shares of Voting Preference Stock shall vote as a class with holders of Class A Voting Common Stock.

(c) Notwithstanding anything contained herein to the contrary, the number of directors the Cash Equity Investors shall be permitted to designate under
Section 3.1(a) shall be reduced when the number of shares of Common Stock Beneficially Owned by the Cash Equity Investors on a fully diluted basis falls below (i) eighty-five percent (85%) of the number of shares of Common Stock Beneficially Owned by the Cash Equity Investors on the date hereof, (ii) seventy percent (70%) of the number of shares of Common Stock Beneficially Owned by the Cash Equity Investors on the date hereof, (iii) sixty percent (60%) of the number of shares of Common Stock Beneficially Owned by the Cash Equity Investors on the date hereof, and (iv) fifty percent (50%) of the number of shares of Common Stock Beneficially Owned by the Cash Equity Investors on the date hereof, such that Cash Equity Investors shall be permitted to designate three (3), two
(2),
one (1) and zero directors respectively; provided, however, that (x) if, at the
                                         --------  -------
time of a mandated reduction pursuant to Section 12.3(c)(ii), three of the four Cash Equity Investors owning the highest number of shares of Common Stock Beneficially Owned by the Cash Equity Investors on the date hereof each continue to hold at least seventy-five (75%) percent of the number of shares of Common Stock Beneficially Owned by such Cash Equity Investor on the date hereof, such mandated reduction shall not take place for so long as each such Cash Equity Investor maintains its holdings at or above this level (y) if, at the time of a mandated reduction pursuant to Section 12.3(c)(iii), two of the four Cash Equity Investors owning the highest number of shares of Common Stock Beneficially Owned by the Cash Equity Investors on the date hereof each continue to hold at least fifty-five percent of the number of shares of Common Stock Beneficially Owned by such Cash Equity Investor on the date hereof, such mandated reduction shall not take place until the earlier to occur of (A) either Cash Equity Investor no longer holds at least fifty-five percent (55%) of the number of Shares of Common Stock Beneficially Owned by such Cash Equity Investor on the date hereof and (B) the third anniversary of the date hereof and (z) if at the time of a mandated reduction pursuant to Section 12.3(c)(iv), one of the four Cash Equity Investors owning the highest number of Shares of Common Stock Beneficially Owned by the Cash Equity Investors on the date hereof continues to hold at least fifty-five percent (55%) of the number of shares of Common Stock Beneficially Owned by such Cash Equity Investor on the date hereof, such mandated reduction shall not take place until the earlier to occur of (A) the time such Cash Equity Investor no longer holds at least fifty-five percent of the number of Shares of Common Stock Beneficially Owned by such Cash Equity Investor the date hereof, and (B) the third anniversary of the date hereof. In each instance in which the number of directors the Cash Equity Investors are entitled to designate is reduced pursuant to this Section 12.3(c), the director designated pursuant to Section 3.1(a) who is designated by the Cash Equity Investor Beneficially Owning the smallest percentage of shares of Common Stock then owned by any of the Cash Equity Investors whose designees then remain as directors designated pursuant to
Section 3.1(a) shall resign (or the other directors or Stockholders shall remove him) from the Board of Directors and the size of the Board of Directors shall be reduced accordingly. In the event that either (i) the number of directors the Cash Equity Investors are entitled to designate pursuant to Section 3.1(a) falls below two, or (ii) both of the Cash Equity Investors entitled to designate the last two directors that Cash Equity Investors may designate shall cease to Beneficially Own at least seventy-five percent (75%) of the number of shares of Common Stock Beneficially Owned by such Cash Equity Investor on the date hereof, the Cash Equity Investors shall no longer be entitled to approve any designation of directors pursuant to Section 3.1(e)(iii) or the penultimate paragraph of
Section 3.1.

(d) In the event that the Cash Equity Investors are no longer entitled to designate directors as provided in Section 12.3(c), the provisions of Section 3.1(a) and the provisions of Section 3.1(e) (relating to the Cash Equity Investors' right to approve the directors selected by the holders of the Voting Preference Stock) and the right to approve any director that replaces Messrs. Vento or Sullivan on the Board of Directors shall terminate, and neither the Company nor any Stockholder shall be required to obtain the Cash Equity Investors' prior written consent as required under such Sections.

12.4 Survival.  Nothing contained in Section 12.3 shall impair any rights or
     --------
obligations of any party hereto arising prior to the time of the termination of this Agreement, or which may arise by an event causing the termination of this Agreement. The provisions of Section 5 shall survive any termination of this Agreement pursuant to Section 12.3 and shall continue in full force and effect until the twentieth anniversary of the date hereof. The provisions of Section 7.4 and Article 12 shall survive the termination of this Agreement.

12.5 Waiver.  No failure or delay on the part of any Stockholder in exercising
     ------
any right, power or privilege hereunder, nor any course of dealing between the Company and any Stockholder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights and remedies which any Stockholder would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Stockholders or any of them to take any other or further action in any circumstances without notice or demand.

12.6 Obligations Several.  The obligations of each Stockholder under this
     -------------------
Agreement shall be several with respect to each such Stockholder.

12.7 Governing Law.  This Agreement shall be governed and construed in
     -------------
accordance with the law of the State of Delaware.

12.8 Dispute Resolution.
     ------------------

(a) The parties shall use and strictly adhere to the following dispute resolution processes, except as otherwise expressly provided in this Section 12.8, to resolve any and all disputes, controversies or claims, whether based on contract, tort, statute, fraud, misrepresentation or any other legal or equitable theory (hereinafter, "Dispute(s)"), arising out of or relating to this Agreement (and any prior agreement this Agreement supersedes), including without limitation, its making, termination, non-renewal, its alleged breach and the subject matter of this Agreement (e.g., products or services furnished hereunder or those related to those furnished):

(b) The parties shall first attempt to settle each Dispute through good faith negotiations. The aggrieved party shall initiate such negotiations by giving the other party(ies) written notice of the existence and nature of the Dispute. The other party(ies) shall in a writing to the aggrieved party acknowledge such notice of Dispute within ten (10) business days. Such acknowledgment may also set forth any Dispute that the acknowledging party desires to have resolved in accordance with this Section.

(c) Thereafter, if any Dispute is not resolved by the parties through negotiation within thirty (30) calendar days of the date of the notice of acknowledgment, either party may terminate informal negotiations with respect to that Dispute and request that the Dispute be submitted to non-binding mediation. Any mediation of a Dispute under this Section shall be conducted by the CPR Institute for Dispute Resolution ("CPR") in accordance with the then current CPR "Model Mediation Procedure for Business Disputes" ("Model Procedures") and the procedures specified in this Section to the extent that they conflict with, modify or add to such Model Procedures. Any demand for initiation of mediation of a Dispute must be given in writing to both the other party(ies) involved and to the CPR and must set forth the nature of the Dispute. Each party to the mediation shall bear its own expenses with respect to mediation and the parties shall share equally the fees and expenses of the CPR and the mediator. The failure by a party to timely pay its share of the mediation fees and expenses of the CPR and the mediator shall be a bar to arbitration under Section 12.8(d) of that party's Dispute(s). Any mediation under this Section shall be conducted within the State of New York at a site selected by the mediator that is reasonably convenient to the parties. Each party shall be represented in the mediation by representatives having final settlement authority with respect to the Dispute(s). All information and documents disclosed in mediation by any party shall remain private and confidential to the disclosing party and may not be disclosed by any party outside the mediation. No privilege or right with respect to any information or document disclosed in mediation shall be waived or lost by such disclosure.

(d) Any Dispute not finally resolved after negotiation and mediation in accordance with Section 12.8(b) and 12.8(c) shall, upon the written demand of any involved party delivered to the other party(ies) and the CPR, be finally resolved through binding arbitration in accordance with the then current CPR "Non-Administered Arbitration Rules" ("Arbitration Rules") and the procedures specified in this Section to the extent that they conflict with, modify or add to such Arbitration Rules. Any Dispute of any other party not finally resolved after negotiation and mediation pursuant to this Section may be made a part of the arbitration demanded by another party, provided that the written notice of demand for arbitration of that Dispute is received by the CPR before selection of an arbitrator by the CPR. Any demand for arbitration of a Dispute received by the CPR after the selection of the arbitrator must be resolved through a separate arbitration proceeding in accordance with this Section. Each party shall bear its own expenses with respect to arbitration and the parties shall share equally the fees and expenses of the CPR and the arbitrator. Unless otherwise mutually agreed by the parties in writing, the arbitration shall be conducted by one (1) neutral arbitrator. The arbitration shall be conducted in the State of New York at a site selected by the arbitrator that is reasonably convenient to the parties. The arbitrator shall be bound by and strictly enforce the terms of the Agreement and may not limit, expand, or otherwise modify the terms of this Agreement. The arbitrator shall make a good faith effort to apply applicable law, but an arbitration decision and award shall not be subject to review because of errors of law. The arbitrator shall have the sole authority to resolve issues of the arbitrability of any Dispute, including the applicability or running of any statute of limitation. The arbitrator shall not have power to award damages in connection with any Dispute in excess of actual compensatory damages or to award punitive damages and each party irrevocably waives any claim thereto. The arbitrator shall not have the power to order pre-hearing discovery of documents or the taking of depositions. The arbitrator may compel, to the extent provided by the FAA, attendance of witnesses and the production of documents at the hearing. The arbitrator's decision and award shall be made and delivered to the parties within six (6) months of selection of the arbitrator by the CPR and judgment on the award by the arbitrator may be entered by any court having jurisdiction thereof.

(e) This Section shall be interpreted, governed by and enforced in accordance with the United States Arbitration Act, 9 U.S.C. Sections 1-14 (the "Federal Arbitration Act" or "FAA"). The laws of the State of New York, except those pertaining to choice of law, arbitration of disputes and those pertaining to the time limits for bringing an action that conflict with the terms of this Dispute Resolution provision, shall govern all other substantive matters pertaining to the interpretation and enforcement of the other terms of this Agreement with respect to any Dispute. Any party to a Dispute, which is the subject of a notice initiating the Dispute resolution procedures under this Section, may seek a temporary injunction in any state or federal court of competent jurisdiction to the limited extent necessary to preserve the status quo during the pendency of final resolution of a Dispute in accordance with this Section. If court proceedings to stay litigation of a Dispute or compel arbitration of a Dispute are necessary, the party who unsuccessfully opposes such proceedings shall pay all associated costs, expenses, and attorneys' fees that the other party reasonably incurs in connection with such court proceedings. An order to pay such costs, expenses and attorney fees shall become part of any decision and award of the arbitrator of the Dispute. An arbitrator appointed pursuant to Section 12.8(d) to resolve a Dispute may also issue such injunctive orders and shall have the power to modify or dissolve the injunctive order of any court to the extent it pertains to the Dispute which the arbitrator has been selected to finally resolve. The parties, their representatives, other participants, and the mediator and arbitrator shall hold the existence, content, and result of the mediation and arbitration of a Dispute in confidence except to the limited extent necessary to enforce a final settlement agreement or to obtain and secure enforcement of or a judgment on an arbitration decision and award.

(f) The statute(s) of limitation applicable to any Dispute shall be tolled upon initiation of the Dispute resolution procedures under this Section and shall remain tolled until the Dispute is resolved by mediation or arbitration under this Section. Tolling shall cease if the aggrieved party with a Dispute does not initiate mediation within sixty (60) calendar days after good faith negotiations are terminated by any party and, after mediation of a Dispute, if the aggrieved party with a Dispute does not initiate a demand for arbitration within sixty
(60) calendar days after mediation is terminated. However, any Dispute is forever barred that has not expressly been made the subject of the written notice required under Section 12.8(b) above within 365 days after the date the Party asserting the Dispute first knows or should have known of the existence of the acts or omissions that give rise to such Dispute.

(g) Unless the parties mutually agree in writing, Disputes relating to trademarks (including service marks), patents and copyrights shall not be resolved in accordance with the Dispute resolution procedures set forth in this Section and shall be resolved as otherwise provided in this Agreement.

(h) The Company and each of the Stockholders hereby irrevocably consents to the exclusive jurisdiction of the state or federal courts in the State of New York, and all state or federal courts competent to hear appeals therefrom, over any actions which may be commenced against any of them under or in connection with this Agreement. The Company and each Stockholder hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which any of them may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute in the Southern District of New York and New York County. The Company and each Stockholder hereby agree that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Company and each Stockholder hereby consent to process being served by any party to this Agreement in any actions by the transmittal of a copy thereof in accordance with the provisions of Section 12.1.

12.9 Benefit and Binding Effect; Severability.  This Agreement shall be binding
     ----------------------------------------
upon and shall inure to the benefit of the Company, its successors and assigns, and each of the

Stockholders and their respective executors, administrators and personal representatives and heirs and permitted assigns. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy or any listing requirement applicable to the Common Stock, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto affected by such determination in any material respect shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the provisions hereof are given effect as originally contemplated to the greatest extent possible.

12.10  Amendment of By-Laws.  The Stockholders agree that the terms of this
       --------------------
Agreement shall supersede any inconsistent provision that is contained in the By-Laws and, to the extent required by Delaware law or the By-Laws, this Agreement shall be deemed to constitute a written action taken by the Stockholders of the Company and shall be deemed an amendment of the By-Laws.

12.11  Authorized Agent of AT&T PCS.  AT&T PCS hereby authorizes Wireless PCS,
       ----------------------------
Inc. as its agent, with full power to execute, in the name of and on behalf of AT&T PCS, the Related Agreements to which AT&T PCS is a party and any and all other documents that AT&T PCS is required to execute and deliver, and to give and receive all notices, requests, consents, amendments, demands and other communications to or from AT&T PCS, hereunder or thereunder. Each party hereto (other than AT&T PCS) shall be entitled to rely on the full power and authority of Wireless PCS, Inc. to act on behalf of AT&T PCS in accordance with this
Section 12.11. Nothing contained in this Section 12.11 shall relieve AT&T PCS from complying with its obligations under this Agreement or any of the Related Agreements to which it is a party.

12.12  FCC Approval.  Notwithstanding anything contained in this Agreement to
       ------------
the contrary, no transaction or action contemplated herein shall be consummated and no interests or rights transferred, converted or exchanged prior to receiving FCC approval with respect thereto to the extent such approval is necessary.

12.13  Expenses.  The Company shall pay the reasonable fees and expenses of
       --------
counsel to the Stockholders incurred in connection with the preparation, negotiation and execution of this Agreement and of any amendment or modification hereof. Except as provided in Sections 5(g) and 12.14, all other attorneys' fees incurred by the Stockholders in connection with this Agreement (including, without limitation, in the preparation of notices (and responses thereto) and consents) shall be borne by the Stockholder(s) incurring such fees.

12.14  Attorneys' Fees.  In any action or proceeding brought to enforce any
       ---------------
provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

12.15  Headings.  The captions in this Agreement are for convenience only and
       --------
shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

12.16  Counterparts.  This Agreement may be executed in two or more
       ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

12.17  Escrowed Shares.  Mercury I and Mercury II and each Mercury Investor
       ---------------
Indemnitor hereby agrees that all of the shares of Company Stock issued to it, him or her pursuant to the Mergers shall be deemed Escrowed Shares for all purposes under this Agreement and the Tritel Securities Purchase Agreement including, without limitation, the provisions of Section 6.10 and Section 8.9 of the Tritel Securities Purchase Agreement.

     IN WITNESS WHEREOF, each of the parties has executed or consent this Agreement to be executed by its duly authorized officers as of the date first written above.


                              [HOLDING CO., INC.]

                              By:_______________________________________
                              Name:
                              Title:



                              AT&T WIRELESS PCS, LLC



                              By:_______________________________________
                              Name:
                              Title:

                              TWR CELLULAR, INC.

                              By:_______________________________________
                              Name:
                              Title:

                              Telecorp Cash Equity Investors

                              CB CAPITAL INVESTORS, L.P.

                              By: CB Capital Investors, Inc.
                                   its general partner

                              By:_______________________________________
                              Name:  Michael R. Hannon
                              Title: Vice President CB Capital Investors,


                              NORTHWOOD VENTURES LLC


                              By:_______________________________________
                              Name:
                              Title:



                              NORTHWOOD CAPITAL PARTNERS
                              LLC


                              By:____________________________________
                              Name:
                              Title:

                              ONE LIBERTY FUND IV, L.P.


                              By:_____________________________________
                              Name:
                              Title:


                              ONE LIBERTY FUND III, L.P.


                              By:_____________________________________
                              Name:
                              Title:

                               ONELIBERTY ADVISORS FUND IV, L.P.


                              By: ___________________________________
                              Name;
                              Title:


                              MEDIA COMMUNICATIONS
                              INVESTORS LIMITED PARTNERSHIP

                              By: M/C Investors General Partner - J. Inc.,

                              By:_____________________________________
                              Name:  James F. Wade
                              Title: Authorized Officer


                              MEDIA/COMMUNICATIONS
                              PARTNERS III LIMITED PARTNERSHIP

                              By: M/CP III General Partner - J. Inc.,


                              By:______________________________________
                              Name:  James F. Wade
                              Title:    Authorized Officer

                              EQUITY-LINKED INVESTORS - II

                              By: ROHIT M. DESAI ASSOCIATES-II,
                                  its general partner

                              By:_______________________________________
                              Name:
                              Title:


                              PRIVATE EQUITY INVESTORS III, L.P.

                              By:  ROHIT M. DESAI ASSOCIATES III,
                              LLC, its general partner

                              By:______________________________________
                              Name:
                              Title:


                              HOAK COMMUNICATIONS PARTNERS,
                              L.P.


                              By: HCP Investments, L.P., its general
                              partner


                              By: Hoak Partners, LLC, its general partner



                              By:_______________________________
                              Name:  James M. Hoak
                              Title: Manager

                              HCP CAPITAL FUND, L.P.


                              By: James M. Hoak & Co.,
                                  its general partner


                              By:________________________________
                              Name:  James M. Hoak
                              Title: Chairman



                              WHITNEY EQUITY PARTNERS, L.P.


                              By: J.H. Whitney & Co., its general partner


                              By:_________________________________
                              Name:
                              Title:


                              J.H. WHITNEY III, L.P.

                              By:  J.H. Whitney & Co.,
                                   its general partner


                              By:__________________________________
                              Name:
                              Title:


                              WHITNEY STRATEGIC PARTNERS III,
                              L.P.


                              By:  J.H. Whitney & Co.
                                   its general partner


                              By:__________________________________
                              Name:
                              Title:

                              TORONTO DOMINION INVESTMENTS
                              INC.


                              By:___________________________________
                              Name:
                              Title:



                              GILDE INTERNATIONAL B.V.,
                              by its attorney in fact Morgan, Holland
                              Partners L.P., by its GP Morgan, Holland
                              Partners II, L.P.


                              By:___________________________________
                              Name:
                              Title:


                              WIRELESS 2000, INC.


                              By:__________________________________
                              Name:
                              Title:


                              DIGITAL PCS, LLC


                              By:_________________________________
                              Name:
                              Title:


                              TELECORP INVESTMENT CORP., L.L.C.



                              By: _______________________________
                              Name:
                              Title:

                              TELECORP INVESTMENT CORP. II, L.L.C.



                              By: _______________________________
                              Name:
                              Title:



                              __________________________________
                              Thomas Sullivan




                              _______________________________
                              Gerald T. Vento



                              Tritel Cash Equity Investors:


                              TORONTO DOMINION INVESTMENTS,
                              INC.


                              By: _______________________________
                              Name:
                              Title:

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION


                              By: _______________________________
                              Name:
                              Title:


                              CIHC, INCORPORATED


                              By: _______________________________
                              Name:
                              Title:

                              DRESDNER KLEINWORT BENSON
                              PRIVATE EQUITY PARTNERS LP


                              By: Dresdner Kleinwort Benson Private
                              Equity Managers LLC, as its general
                              partner



                              By: ___________________________________
                              Name:  Alexander P. Coleman
                              Title: Authorized Signatory



                              TRIUNE PCS, LLC


                              By:    Oak Tree, LLC
                              Title: Manager


                              By:    Triune Private Equity, LLC
                              Title: Manager


                              By:    _________________________________
                              Name:  Kevin Shepherd
                              Title: Manager



                              FCA VENTURE PARTNERS II, L.P.


                              By: Clayton-DC Venture Capital Group,
                              LLC, its general partner


                              By:  __________________________________
                              Name:  D. Robert Crants, III
                              Title: Manager



                              CLAYTON ASSOCIATES, LLC



                              By: ______________________________________
                                  its managing member

                              SOUTHERN FARM BUREAU LIFE
                              INSURANCE COMPANY



                              By: _____________________________________
                              Name:
                              Title:



                              M3, LLC


                              By: _____________________________________
                              Name:
                              Title:



                              MCCARTY COMMUNICATIONS, LLC



                              By: _____________________________________
                              Name:
                              Title:



                              DC INVESTMENT PARTNERS
                              EXCHANGE FUND, L.P.



                              By: _____________________________________
                              Name:
                              Title:



                              MERCURY PCS INVESTORS, LLC



                              By: _____________________________________
                              Name:
                              Title:

                              The MANUFACTURERS' LIFE
                              INSURANCE COMPANY (U.S.A.)


                              By: _____________________________________
                              Name:
                              Title:



                              TRILLIUM PCS, LLC



                              By: ______________________________________
                              Name:
                              Title:



                              JG FUNDING, LLC


                              By:    Chrysalis Ventures, LLC
                              Title: Manager



                              By: ____________________________________
                              Name:  David A. Jones, Jr.
                              Title: Manager



                              ________________________________________
                              William M. Mounger, II



                              _________________________________________
                              E.B. Martin, Jr.



                              __________________________________________
                              William S. Arnett